                                                                EXHIBIT 10.31

                              ASSIGNMENT OF LEASE
                              -------------------


     ASSIGNMENT OF LEASE, made as of the 13th day of March 1998, between CMC DataComm Inc., a Delaware Corporation (hereafter "Assignor") and Telephone Business Meetings, Inc., a Delaware Corporation (hereafter "Assignee").


                             W I T N E S S E T H :


     WHEREAS, Assignor, as tenant, and Royco, Inc. (as successor to Aetna Life Insurance Company, the "Landlord") entered into a Lease (hereafter the "Lease"), dated July 1, 1995, as amended, a true and complete copy of which is attached hereto and made a part hereof, pursuant to which Landlord leased to Assignor certain premises known as suite 300 encompassing 25,141 square feet and basement storage of 3,000 square feet at 1861 Wiehle Avenue, Reston, Virginia 22090, as more particularly described in the Lease; and

     WHEREAS, Assignor desires to assign the Lease to Assignee; and

     WHEREAS, Assignor has agreed to sell to Assignee and Assignee has agreed to purchase from Assignor, substantially all of the fixed assets of Assignor; and

     WHEREAS, in connection with the aforesaid sale of fixed assets, Assignor desires to assign all right, title and interest of Assignor as tenant, in, to and under the Lease. The Assignee desires to assume all of the obligations on the part of the Assignor under the Lease; and

     WHEREAS, Canadian Marconi Company is the Guarantor of the Assignor's obligations under the Lease; and

     WHEREAS, Section 20 of the Lease requires the consent of the Landlord prior to the assignment of the leased premises and the Assignor and the Assignee desire to obtain the Landlord's consent to such assignment and to set forth their understandings with respect to the terms of the assignment as more particularly described herein.

     NOW, THEREFORE, in consideration of payment set forth in Special Stipulation No. 1 of APPENDIX "A" in and other good and valuable consideration by each party to the other in hand paid, the receipt and sufficiency of which is hereby acknowledged for this assignment and for the fixed assets set forth in Special Stipulation No. 2 of APPENDIX "A", the parties hereto hereby covenant and agree as follows:

1.   ASSIGNMENT

     Assignor hereby agrees to assign to Assignee, and Assignee agrees to accept the assignment in accordance with all the terms and conditions contained in the Lease, except as specifically provided for herein; and with each reference to Landlord and Tenant in such Lease to be deemed to refer to the Landlord and the Assignee; and together with all the following paragraphs set forth in this Assignment, shall constitute the complete terms and conditions of the Assignment. In the event of any conflict between the Lease and the Assignment, the Assignment shall govern.

2.   LEASED PREMISES

     For purposes of this Assignment, the leased premises consist of approximately 25,141 rentable square feet on the third (3rd) floor and 3,000 rentable square feet of storage space on the basement floor at 1861 Wiehle Avenue, Reston, Virginia.

3.   TERM

     From and after April 1, 1998 and with respect to periods from and after April 1, 1998, until the termination of the Lease June 30, 2005, Assignee assumes the Lease, shall be fully bound by the terms, covenants, agreements, provisions and conditions therein, shall perform and observe all of the covenants and conditions contained therein on the part of Assignor to be kept, performed and observed and shall be liable for the payment of fixed rent, additional rent and all other sums now or hereafter becoming payable thereunder.

     In the event that prior to the termination of the Lease Canadian Marconi Company is released from its obligation to guarantee the Lease, Landlord agrees to honor the assignment and the terms of the Lease with and to Assignee.

4.   RENT

     Assignee agrees to pay to Landlord a monthly rent, additional rent and any and all other increases in accordance with the terms of the Lease. The rent in effect for the office space until June 30, 1998 is US$14.93 per square foot, and from July 1, 1998 through June 30, 1999 is US$15.15 per square foot. The rent in effect for the basement storage space until June 30, 1998 is US$4.57 per square foot, and from July 1, 1998 through June 30, 1999 is US$4.68 per square foot.

     Assignee also agrees to pay Assignor and Landlord US$2.70 per square foot per year for 25,141 square feet of office space and US$1.00 per square foot per year for 3,000 square feet of basement storage space, totalling US$70,880.70 per annum, in monthly instalments of US$2,953.36 to each of the Assignor and the Landlord, on or before the first day of each month until the termination of the Lease .

5.   CONDITION OF SPACE AT OCCUPANCY

     Assignor agrees to deliver possession of the premises to the Assignee in the "as is" condition of December 18, 1997 (the date of signing the Letter of Intent) on April 1, 1998.

     Landlord shall provide a statement of condition of the premises as of April 1, 1998, which statement of condition shall be the basis of the determination of the condition of the premises on the date the Assignee delivers the premises to the Landlord at termination of the Lease. Assignee shall have the right to review and approve the statement of condition, such approval not to be unreasonably withheld.

6.   CONDITION OF SPACE AT TERMINATION

     Upon the expiration or termination of the Lease, Assignee shall deliver possession of the premises to Landlord in the same general condition as of the commencement date of the Assignment, subject to ordinary wear and tear and damage by casualty.

7.   ASSIGNMENT AND SUBLETTING

     Assignee shall have subleasing and assignment rights as specified in the Lease. Any sublease or assignment is subject to the prior consent in writing by Canadian Marconi Company, such consent not to be unreasonably withheld, delayed or conditioned.

     Landlord agrees to waive any right to share with Assignee any rents arising from the sublease of space. Assignor agrees to waive any right to share with Assignee any rents arising from the sublease of space.

     Prior to the date of the assignment, Assignor shall neither enter into nor extend any sublease of space without the prior approval of the Assignee. Assignee acknowledges the current subleases: (1) Marconi Communications Inc., expiring February 28, 1999; and (2) Integrated Chipware Inc. expiring June 30, 1998.

8.   SECURITY PAYMENT

     Until such date as the Lease Guaranty of Canadian Marconi Company has been terminated, but in no case beyond June 30, 2005, Assignee agrees to have issued in a form and by a financial institution acceptable to Canadian Marconi Company, a standby letter of credit in the amount of US$125,000 in favour of Canadian Marconi Company, 600 Dr. Frederik Philips Blvd., St. Laurent, Quebec H4M 2S9
Attention: Treasurer, for a period of one year from the date of the Assignment, and to be extended annually thereafter until April 1, 2005 when the standby letter of credit shall be extended for three months. The standby letter of credit shall be callable upon demand by certification in writing by Canadian Marconi Company that the Assignee is in default of this Assignment agreement, of the Lease, or of both.

9.   INDEMNIFICATION BY ASSIGNOR

     Assignor shall indemnify, defend and hold Assignee harmless from and against any claims, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees, resulting from any claims arising from or based on facts and circumstances existing prior to April 1, 1998 under the Lease .

10.  INDEMNIFICATION BY ASSIGNEE

     Assignee shall indemnify, defend and hold harmless Assignor, and any principal, officer, director, shareholder or partner in Assignor or any shareholder in such shareholder, from and against any claims, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees, resulting from any claims arising from or based on facts and circumstances existing after March 31, 1998 under the Lease.

11.  USE OF PREMISES

     Assignee shall use and occupy the premises solely for general office purposes.

     Assignee shall provide space commonly known as the Training Room and adjacent storage room for Assignor's use during the period from April 1, 1998 through September 30, 1998. Assignor shall have access to the space through the entrance used by Marconi Communications, Inc. Assignor shall pay for its telephone use and other services. The Assignor shall deliver possession of the space in its "as is" condition at the date of signing the Letter of Intent December 18, 1997.

12.  CHANGES

     This Assignment may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors and assigns, subject to the prior consent in writing of Canadian Marconi Company, such consent not to be unreasonably withheld.

     The obligations of Canadian Marconi Company as Guarantor of the Lease shall terminate at such time as the obligations of the parties to the Lease shall terminate, or at such earlier time as Canadian Marconi Company is released from its obligations as Guarantor of the Lease.

13.  NOTICES

     All notices, demands, or requests between and among the Assignor, Assignee and the Guarantor shall be in writing by certified mail, addressed as follows:

CMC DATACOMM, INC. and CANADIAN MARCONI COMPANY
415 Legget Drive
Kanata, Ontario               K2K  2B2

Attention:                    Mr. William May, General Manager
Telephone                     Facsimile           e-mail
613/592-7446                  613/592-7415        wmay@kan.marconi.ca

TELEPHONE BUSINESS MEETINGS, INC.
1861 Wiehle Avenue
Reston, Virginia              20190 - 5200

Attention:     Mr. John Novack, Chief Financial Officer
Telephone                     Facsimile           e-mail
703/736-7113                  703/736-7101

14.  CONSENT

     This Assignment agreement is conditional and shall be given effect upon the endorsement by the Landlord, by the Assignee's shareholder, Vialog Corporation, and by Canadian Marconi Company, of the consents set forth below.

15.  OPTION TO EXTEND

     Landlord agrees that Assignee assumes the rights to renew and to extend the original Lease in accordance with, and subject to, the terms and conditions of the Lease at such time Canadian Marconi Company is released from its obligations as Guarantor of the Lease.

     Canadian Marconi Company shall neither guarantee nor be construed to guarantee or to extend the Lease Guaranty under any condition, or upon the exercise of any option which the Assignee or its assigns may have.

16.  FINANCIAL STATEMENTS

     Assignee agrees to provide annual and semiannual financial statements to Assignor.

     Assignee agrees to inform Assignor of any purchases, acquisitions or changes in business which would have a material effect on the business or structure of Telephone Business Meetings, Inc. or its shareholders, including any public offerings or restructuring. Assignee agrees to provide Assignor the names of its businesses which will occupy the premises. As of the date of this Assignment agreement, ACCESS Teleconferencing International is to occupy the premises.

17.  REASONABLE EFFORTS TO ASSIST GUARANTOR

     Assignee agrees to use its "reasonable efforts" to enable Canadian
Marconi Company to be released as Guarantor of the Lease at the earliest possible date. Assignee's "reasonable efforts" to induce the Landlord to release the guaranty of Canadian Marconi Company will be limited solely to the Assignee offering to have a standby letter of credit in an amount not to exceed US$125,000 issued in the name of the Landlord in consideration of the Landlord releasing Canadian Marconi Company from its obligation to guarantee the Lease. If and when Landlord releases Canadian Marconi Company from its obligation as Guarantor, Canadian Marconi Company and Assignor shall release Assignee from any and all obligations of the Assignee to Assignor under Section 8 of the Lease.

18.  ENTIRE AGREEMENT

     This agreement embodies the entire agreement of the Assignor and Assignee with respect to the subject matter of this Agreement, and it supersedes any prior agreements whether written or oral with respect to the subject matter of this Agreement. There are no agreements or understandings with respect to the subject matter of this Agreement which are not set forth in this Agreement. This Agreement may be modified only by a written instrument duly executed by the Assignor and Assignee.

19.  BINDING EFFECT

     The terms and provisions of this Agreement will inure to the benefit of, and will be binding upon, the successors, assigns, personal representatives, heirs, devisees and legatees of the Assignor and Assignee.

20.  SEVERABILITY

     If any term, provision, covenant or condition of this Agreement is held by a court of competent jurisdiction to be invalid void or unenforceable, then, such term, provision, covenant or condition shall be interpreted so as to be enforceable to the fullest extent permitted by law, and the remaining terms, provisions, covenants and conditions contained herein shall not be affected thereby.

21.  HEADINGS

     The headings of the sections and subsections used in this Agreement are inserted for the convenience of reference only and are not intended to affect the meaning or interpretation of this agreement.

22.  WAIVER

     No waiver whatsoever shall be valid unless in writing and signed by the party so waiving and then only to the extent in such writing specifically set forth. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise hereunder.

23.  GOVERNING LAW

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

24.  REPRESENTATIONS AND WARRANTIES

     The Assignor represents and warrants to the Assignee as follows:

     Approval of Assignor; Binding Effect.  Assignor has obtained all necessary
     ------------------------------------
authorizations and approvals required for the execution and delivery of this agreement and the consummation of the transactions contemplated hereby. The agreement has been duly executed and delivered by the Assignor and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms.

     Taxes. Assignor has filed all federal, state and local tax returns required
     -----
to be filed by it and has paid all federal, state and local income, sales, franchise, social security, withholding, and unemployment insurance taxes, state and local property taxes and any other taxes of any kind or description shown thereon to be due and the Assignor has paid or provided for tax bills and assessments received by it.

     Title to Assets. Assignor is the lawful owner of, has good and valid record
     ---------------
and marketable title to, and has the full right to sell, convey, transfer, assign and deliver the assets listed in Exhibit I and Exhibit II of Appendix "A", without restrictions of any kind whatsoever.

25.  TELEPHONE SERVICE

     Assignor agrees to provide telephone and other related services to its present subtenants for the month of April 1998 at rates equal to those in effect during March 1998.

26.  TERMINATION OF POSSESSION

     In the event of default by the Assignee of either the Lease, this Assignment, or both, the Assignor shall have the right to terminate Assignee's or any of its successor's right of possession of the premises at any time by giving 30 days written notice to that effect and, if the Assignee has not cured such default within such time frame, Assignor may re-enter or re-let the premises or any part thereof.

27.  CONTINUING LIABILITY; NO RELEASE

     Notwithstanding any contrary provision contained in this Agreement (a) Assignor shall remain liable to Landlord for the continued performance of all duties and obligations of the Tenant under the Lease, and (b) Canadian Marconi shall remain liable under its guaranty, as if this Assignment never existed.

     IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment in triplicate on March 13, 1998 to be effective as of April 1, 1998.


Assignor:  CMC DataComm, Inc.      Assignee:  Telephone Business Meetings, Inc.


By: /s/ Marcia McKenzie            By: /s/ John M. Novack
   -------------------------          -----------------------

By:____/s/__________________

                                 APPENDIX "A"

                             SPECIAL STIPULATIONS
                             --------------------


1.   Property Acquisition Fee

     Assignee shall pay Assignor US$160,000 in two payments: US $80,000 upon execution of the Assignment agreement, to be held in escrow until the date of the second payment; and US$80,000 on or before March 31, 1998.

2.   Fixed Assets

     The fixed assets to be conveyed from Assignor to Assignee are the furniture, fixtures, and equipment covered by the attached appraisal (Exhibit I) prepared by Margaret Nelson Whitmore, ASA, the total appraised value of which comes to US$39,500, and the furniture, equipment and leasehold improvements described in Exhibit II, the cost of Computer Room Build-out (including specifically identified equipment), with a stated original cost of US$120,000.

3.   Estoppel Certificate

     Assignor and Landlord agree to sign Estoppel Certificates in the form of
Exhibit III prior to Assignee making payment of the Property Acquisition Fee payments.

                                   EXHIBIT I

                         Margaret Nelson Whitmore, ASA

          Accredited Senior Appraiser, American Society of Appraisers

   Appraisals of Personal Property  Antiques and Decorative Arts/Residential
                               Contents-General


P.O. BOX 16942, WASHINGTON, DC  20041-6942  43976 CLARY COURT, ASHBURN, VIRGINIA
                                                                      20147-3315
TELEPHONE:  (202) 363-7080                            TELEPHONE:  (703) 729-6713

JANUARY 10, 1998

MR. JOE GERSTLE
CMC DATACOM
1881 WHIELE AVENUE
RESTON, VIRGINIA

DETAIL OF ESTIMATE OF VALUE OF OFFICE FURNITURE AND FURNISHINGS:

FURNITURE IN OFFICE SPACES:
55 executive desks, 55 executive swivel chairs, 8 consoles, 83 arm chairs, 2
steno chairs, 12 plastic stack chairs.                                $11,500
10 small round conference tables with Formica tops, metal bases, 35 white metal boards, 90bookcase units, 48 small work tables, 1 folding work table.
                                                                      $6,435
Lateral filing cabinets, metal:
     23 with two drawers, 5 with three drawers, 9 with four drawers, 4 with five drawers
     Also a four-drawer "safe: locking file cabinet                   $ 4,200

DIVIDER PANELS:
Fabric upholstered divider panels about three years old. All are five feet high. 64 panels three feet wide, 88 panels four feet wide, one panel 18 inches wide. All in generally good condition as nearly as can be seen without moving
furniture.                                                            $ 8,500

RECEPTION ROOM:
Sofa and three small chairs, large framed three-panel photograph, small wood table.
                                                                      $665

THREE CONFERENCE ROOMS:
Two 7-foot oak conference tables, two consoles, 24 arm chairs, one tall easel on steel legs.
Oval 12-foot conference table with Formica top, four metal bases; eleven leather swivel chairs, mahogany console table, mahogany console cabinet, mahogany cupboard stand for TV and VCR, folding white board with fabric upholstery on the reverse of side panels.
                                                                      $7,500

UTILITY AND STORAGE ROOMS:
Nine stacks of steel shelving, five work tables with Formica tops, one work table with hutch above, two arm chairs.
                                                                      $700

TOTAL VALUE:  $39,500

                                             MARGARET NELSON WHITMORE, ASA

                                   EXHIBIT I
                         Margaret Nelson Whitmore, ASA

          Accredited Senior Appraiser, American Society of Appraisers

   Appraisals of Personal Property  Antiques and Decorative Arts/Residential
                               Contents-General


P.O. BOX 16942, WASHINGTON, DC  20041-6942  43976 CLARY COURT, ASHBURN, VIRGINIA
                                                                      20147-3315
TELEPHONE:  (202) 363-7080                            TELEPHONE:  (703) 729-6713

JANUARY 10, 1998


MR. JOE GERSTLE
CMC DATACOM
1881 WHIELE AVENUE
RESTON, VIRGINIA

DEAR MR. GERSTLE:

YOU HAVE ASKED THAT I ESTIMATE FAIR MARKET VALUE FOR FURNITURE AND FURNISHINGS AT CMC DATA COM'S RESTON FACILITY, WITH THE THOUGHT THAT THOSE ITEMS WILL BE OFFERED FOR SALE TO THE NEW OCCUPANT'S OF DATACOM'S SPACE WHEN THE PLANNED MOVE TO CANADA IS MADE.

THE FURNITURE AND FURNISHINGS WERE INVENTORIED BY THE UNDERSIGNED ON DECEMBER 19, 1997. IN DETERMINING VALUE WE HAVE CONSIDERED THE COST TO REPLACE THE ITEMS, THE AMOUNT THEY MIGHT BRING IF SOLD TO A DEALER IN USED OFFICE FURNITURE, AND THEIR LIKELY VALUE IN USE TO A NEW OCCUPANT OF THE SPACE WHERE THEY ARE NOW LOCATED. WE UNDERSTAND THAT MUCH OF THE FURNITURE IS TEN OR MORE YEARS OLD. DIVIDER PANELS, RECEPTION ROOM FURNISHINGS AND SOME OTHER ITEMS ARE ABOUT THREE YEARS OLD.


                           SUMMARY (DETAIL FOLLOWS)

Furniture in office spaces:                                      $22,135.
Divider panels, approximately 550 run feet                         8,500.
Reception room:                                                      665.
Three conference rooms:                                             7500.
Utility and storage rooms:                                           700.
          TOTAL
                                                       $39,500

The undersigned attests that the examination was made and the report prepared to the best of her knowledge and ability, in accordance with the Uniform Standards of Professional Appraisal

Practice, and that she has no financial interest in any of the items described, other than proper fee for appraisal service. A statement of conditions and limitations pertaining to this report is a part of the report.

A statement of the appraiser's qualifications is a part of the report. The American Society of Appraisers has a mandatory recertification program for all of its Senior members, with which program the appraiser is in compliance.



                                    Margaret Nelson Whitmore, ASA

                                   EXHIBIT I



                         MARGARET NELSON WHITMORE, ASA

                          ACCREDITED SENIOR APPRAISER
                        AMERICAN SOCIETY OF APPRAISERS
                        Appraisals of Personal Property
         Antiques and Decorative Arts, Residential Contents - General


               43976 Clary Court, Ashburn, Virginia, 20147-3315
                           Telephone:  (703)729-6713
                   P.O. Box 16942, Washington, DC 20041-6942
                           Telephone:  (202)363-7080


                                QUALIFICATIONS


AMERICAN SOCIETY OF APPRAISERS: Accredited Senior Appraiser, tested and certified expert in the areas of antiques, decorative arts, and general residential contents. Designated Accredited Senior Appraiser 1985. Senior Appraisers are required to recertify their professional designation on the basis of continuing education and other requirements each five years, recertified November, 1989 and November, 1994. President Washington, D.C. Chapter 1993-94. Member American Society of Appraisers International Special Committee for Personal Property, 1994-95.

PROFESSIONAL EXPERIENCE: Since 1977 independent personal property appraiser. Staff, Miller & Arney Antiques, Inc., Washington, DC 1980-83. Appraisals of personal property for estate, insurance, gift, sale, tax and other purposes in Northern Virginia and other Washington DC Metropolitan jurisdictions.

In addition to areas of certified expertise, appraisal assignments completed include valuations of furniture, furnishings and equipment in offices of physicians, lawyers and other places of business.

Client lists includes attorneys, certified public accountants, businesses, insurance agencies, museums, historic properties commissions, churches, The White House, other local and Federal government agencies, and private citizens.

PROFESSIONAL EDUCATION: Academic study in pertinent professional and business fields at Georgetown University and George Washington University. Participation in seminars, lectures and workshops of the American Society of Appraisers, Smithsonian Institution, Winterthur Guild, Homewood Museum at Johns Hopkins University and others. Independent research and study in areas of particular interest and/or involvement in work projects.


                                     -o0o-

                                   EXHIBIT I


                         MARGARET NELSON WHITMORE, ASA

                          ACCREDITED SENIOR APPRAISER
                        AMERICAN SOCIETY OF APPRAISERS
                        Appraisals of Personal Property
         Antiques and Decorative Arts, Residential Contents - General

               43976 Clary Court, Ashburn, Virginia, 20147-3315
                           Telephone:  (703)729-6713
                   P.O. Box 16942, Washington, DC 20041-6942
                           Telephone:  (202)363-7080


              CONDITIONS AND LIMITATIONS OF THE APPRAISAL REPORT

The appraiser assumes that the appraisal was authorized by the owner of the property or his legally designated agent.

Court attendance and the giving of expert testimony are not included as part of this report. Such services, when required, are available at fees determined in individual situations.

The appraiser certifies that, to the best of her knowledge and belief, the following statements apply to all appraisal reports prepared by her:


     The analyses, opinions, conclusions and valuations in the report were developed and the report prepared in conformity with the Uniform Standards of Professional Appraisal Practice as promulgated by the Appraisal Foundation.

     The statements of fact in the appraisal report are true and correct.

     The reported appraisal results are the appraiser's unbiased, professional opinions.

     Valuations do not represent any offer to buy or to arrange the sale of any items and do not guarantee that sale of the items in any manner will result in proceeds equal to the valuations stated.

     The appraiser has no present nor contemplated future interest in the objects which are the subject of the report, unless specified to the contrary.

     The appraiser does not have a personal or business bias or relationship with the parties involved which would lead a reasonable person to questions the objectivity and validity of the report.

     The appraiser has made a personal, physical inspection of the objects specified in the report, unless specified to the contrary.

     The appraiser received no separate significant professional assistance unless specified to the contrary.

                                  EXHIBIT II

                        COST OF COMPUTER ROOM BUILD-OUT

General conditions                                     $ 4,687.00
Drywall and partitions                                   4,685.00
Wall treatments                                            893.00
Acoustical ceilings                                      1,643.00
Doors, frames                                              683.00
Carpentry                                                  315.00
Floor coverings                                            420.00
Access floor                                            14,700.00
Electrical                                              16,450.00
Mechanical                                              29,610.00
Sprinkler                                                  546.00
Concrete                                                   368.00
                                                       ----------

Total                                                $ 120,000.00
                                                     ============


            SPECIFIC EQUIPMENT INCLUDED IN COMPUTER ROOM BUILD-OUT

Uninteruptable power supply
Maintenance bypass switch
Bank of batteries
Power module distribution panel
Air conditioner
Dry-type power transformer 769G
I-Line power board
AC kilowatt-hour meter
Automated alarm system
Fire alarm annunciator
Automatic sprinkler system
Emergency lights
Emergency power off switch
Wall clock
Exit signs
Raised floor

                                  EXHIBIT III

                             ESTOPPEL CERTIFICATE



Reference is made to the Lease dated July 1, 1995, as amended, from ROYCO, INC. (as successor to Aetna Life Insurance Company) as Landlord, to CMC DATACOMM INC, as Tenant, with respect to Suite 300 (containing 25,141 square feet of office space) and the basement storage area (containing 3,000 square feet), located at 1861 Wiehle Avenue, Reston, Virginia 20190 (the "Lease"). Terms used in this Certificate which are defined in or by reference to the Lease have the same meanings in this certificate as in the Lease.

The undersigned hereby ratifies the Lease and certifies that:

1.   the Term of the Lease is ten (10) years;
2.   the Beginning Date is July 1, 1995;
3.   the Ending Date is June 30, 2005;
4.   the Lease has one Option to renew for a term of five (5) years;
5. the premises are presently occupied by CMC DataComm Inc. and its subtenants, Marconi Communications, Inc. and Integrated Chipware Inc.;
6. Base Rent through June 30, 1998, as adjusted and including Additional Rent for taxes and operations, is US$14.93 per square foot per year for office space and US$4.57 per square feet per year for basement space. Effective July 1, 1998 for the year ended June 30, 1999, Base Rents, as adjusted, will be US$15.15 and US$4.68, respectively;
7. all rent and other fees due to Royco, Inc. have been paid through March 31, 1998, with the exception of billings for meter readings, BW mechanical invoices, and extra HVAC usage;
8. the lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way and represents the entire agreement between Landlord and Tenant;
9. no default or event of default has been asserted by either party to the Lease and, to the knowledge of the undersigned, no default or event of default exists on the part of either party to the Lease;
10.  no rent has been paid in advance of its due date under the Lease.



CMC DATACOMM INC  ROYCO, INC.


By:  /s/ Marcia McKenzie
     -------------------

By:  /s/                              By:  /s/ Joseph J. Kelly, VP
     -------------------                 -------------------------

Date: March 13, 1998                 Date:  3/13/98
     -------------------                  ------------------------

                                     LEASE

                                BY AND BETWEEN

                         AETNA LIFE INSURANCE COMPANY

                                 ("LANDLORD")

                                      AND

                               CMC DATACOMM INC.

                                  ("TENANT")



                           MULTI-TENANT OFFICE LEASE

                              1861 WIEHLE AVENUE
                               Reston, Virginia

                               TABLE OF CONTENTS
                               -----------------

ARTICLE
-------
1.   TERMS
2.   DELIVERY OF POSSESSION
3.   PAYMENT OF RENT
4.   SECURITY DEPOSIT
5.   USES
6.   LATE CHARGES
7.   REPAIRS AND MAINTENANCE
8.   UTILITIES AND SERVICES
9.   COST OF SERVICES AND UTILITIES
10.  PROPERTY TAXES
11.  LIABILITY AND CASUALTY INSURANCE
12.  FIRE INSURANCE - FIXTURES AND EQUIPMENT
13.  DAMAGE OR DESTRUCTION
14.  ALTERATIONS AND ADDITIONS:  REMOVAL OF FIXTURES
15.  ACCEPTANCE OF PREMISES
16.  TENANT IMPROVEMENTS
17.  ACCESS
18.  WAIVER OF SUBROGATION
19.  INDEMNIFICATION
20.  ASSIGNMENT AND SUBLETTING
21.  ADVERTISING
22.  LIENS
23.  DEFAULT
24.  SUBORDINATION AND ATTORNMENT
25.  SURRENDER OF POSSESSION
26.  NON-WAIVER
27.  HOLDOVER
28.  CONDEMNATION
29.  NOTICES
30.  MORTGAGEE PROTECTION
31.  COSTS AND ATTORNEYS' FEES
32.  BROKERS
33.  LANDLORD'S LIABILITY
34.  ESTOPPEL CERTIFICATES
35.  FINANCIAL STATEMENTS
36.  TRANSFER OF LANDLORD'S INTEREST
37.  RIGHT TO PERFORM
38.  SALES AND AUCTIONS
39.  ROOFTOP EQUIPMENT
40.  SECURITY
41.  AUTHORITY OF TENANT

42.  NO ACCORD OR SATISFACTION
43.  MODIFICATIONS FOR LENDER
44.  PARKING
45.  GENERAL PROVISIONS
46.  RULES AND REGULATIONS
47.  NO WARRANTIES OR REPRESENTATIONS BY LANDLORD
48.  LANDLORD'S CONSENT OR APPROVAL
49.  SIGNAGE

                             SCHEDULE OF EXHIBITS
                             --------------------



EXHIBIT A - LOCATION AND DIMENSIONS OF PREMISES
EXHIBIT B - SPECIAL STIPULATIONS
EXHIBIT C - WORK LETTER
EXHIBIT D - SCHEDULE OF JANITORIAL SERVICES
EXHIBIT E - ARCHITECT'S CERTIFICATE
EXHIBIT F - GUARANTY
EXHIBIT G - COMMENCEMENT DATE AGREEMENT

                              LEASE SUMMARY SHEET

1.        LANDLORD:                AETNA LIFE INSURANCE COMPANY
                                   C/O TRAMMELL CROW COMPANY
                                   1115 30TH STREET, N.W.
                                   WASHINGTON, D.C 20007

2.        TENANT:                  CMC DATACOMM INC.

3.        TENANT'S ADDRESS:        SUITE 300
                                   1861 WIEHLE AVENUE
                                   RESTON, VIRGINIA 22090

4.        PREMISES:                APPROXIMATELY 25,141 RENTABLE SQUARE FEET TO BE
                                   KNOWN AS SUITE 300 PLUS APPROXIMATELY 3,000
                                   SQUARE FEET OF BASEMENT SPACE, 1861 WIEHLE
                                   AVENUE, RESTON, VIRGINIA 22090

5.        TERM OF LEASE:           YEARS:  TEN (10)

                                   BEGINNING:  JULY 1, 1995

                                   ENDING:  JUNE 30, 2005

                                   OPTIONS TO RENEW:  1 FOR FIVE (5) YEARS

6.        RENT:                    MINIMUM (BASE) MONTHLY RENT:  SEE
                                   SPECIAL STIPULATION NO. 1 AND NO. 2

                                   ADDITIONAL RENT AND ESCALATION:
                                   PRORATA SHARE OF OPERATING COSTS AND PROPERTY
                                   TAXES

7.        SECURITY DEPOSIT:        NONE

8.        PARKING:                 110 SPACES OF WHICH 10 SHALL BE RESERVED SPACES:
                                   SEE SECTION 44

9.        BUILD-OUT ALLOWANCE:     $22.50 PER RSF:  SEE EXHIBIT C

                      - FOR INFORMATIONAL PURPOSES ONLY -

                                     LEASE
                                     -----



          THIS LEASE (this "Lease") is made this ____ day of March, 1995, by and between AETNA LIFE INSURANCE COMPANY, a Connecticut corporation, c/o Trammell Crow Company, 1115 30th Street, N.W., Washington, D.C. 20007 and CMC DataComm Inc., a ______ corporation ("Tenant"), having an address of 1953 Gallows Road, Vienna, Virginia 22182 (prior to the Lease Commencement Date) (and the Premises thereafter).

          Landlord, for and in consideration of the rents and all other charges and payments hereunder and of the covenants, agreements, terms, provisions and conditions to be kept and performed hereunder by Tenant, demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the premises described below ("Premises"), subject to all matters hereinafter set forth and upon and subject to the covenants, agreements, terms, provisions and conditions of this Lease and written amendments thereto for the term hereinafter stated.

          Landlord discloses to Tenant, and Tenant acknowledges, that Landlord is the owner of record of the Building, as that term is defined below, and of the Premises and that Trammell Crow Real Estate Services, Inc. (the "Manager") is authorized to manage the Building and the Premises on behalf of Landlord.

          1.   TERMS.
               -----

               1.1. Premises. The Premises demised by this Lease are
                    --------
approximately Twenty Five Thousand One Hundred Forty One (25,141) rentable square feet located on the third (3rd) floor and approximately Three Thousand (3,000) square feet located in the basement (the "Basement Space") in the building located at 1861 Wiehle Avenue, Reston, Virginia 22090 (the "Building"), together with a non-exclusive right to use parking as provided herein and other common areas. Hereinafter, all references to the "Premises" shall include the "Basement Space" except with respect to Sections 9 and 10 of this Lease or unless otherwise specifically excluded therefrom. The location and dimensions of the Premises are shown on EXHIBIT A attached hereto and incorporated herein by
                          ---------
reference.

               1.2. Agreed Areas. The parties agree that the total rentable area
                    ------------
of the Building, the area of the Premises, and the Tenant's percentage of the Building are as follows:

          Total rentable area of the Building: 73,685 sq. ft.;
          Area of Premises (excluding the Basement Space): 25,141 sq. ft.; and Tenant's percentage of the Building: 34.12%

               1.3. Lease Term. The parties agree that the term of this Lease
                    ----------
(the "Term") shall be for ten (10) years (subject to adjustment pursuant to Section 2 hereinbelow) and the Lease Commencement Date and the Lease Expiration Date are as follows:

          Lease Commencement Date:  July 1, 1995
          Lease Expiration Date:  June 30, 2005

               1.4. Base Rent. The basic rent ("Base Rent") for the Premises
                    ---------
(excluding the Basement Space) and the Basement Space shall be as set forth in Special Stipulation No. 1 and No. 2 of EXHIBIT B attached hereto and by this
                                       ---------
reference made a part hereof and thereafter shall increase as set forth in EXHIBIT B. The term Base Rent shall be the sum of the Base Rent for the Premises
---------
(excluding the Basement Space) along with the Base Rent for the Basement Space. In addition to the Base Rent, Tenant shall pay all amounts designated as additional rent ("Additional Rent") under this Lease, including but not limited to charges for additional services under Section 8.2, its prorata share of the costs of services and utilities under Article 9 and Property Taxes under Article 10, all of which shall be deemed rent ("Rent") due under this Lease. No Additional Rent shall be due with respect to the Basement Space.

               1.5. Initial Payment. Tenant shall pay Landlord upon execution of
                    ---------------
this Lease Sixteen Thousand Two Hundred Seventy Six and 54/100 Dollars ($16,276.54) representing the first month's Base Rent.

          2.   DELIVERY OF POSSESSION. If landlord is unable to deliver
               ----------------------
possession of the Premises to Tenant on the Lease Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any Loss or damage resulting therefrom (except that the Landlord shall pay Tenant a penalty in the form of an abatement of two days of Base Rent for each day that Landlord is late delivering possession after July 15, 1995, if such delay was due to the acts or omissions of Landlord or its agents or contractors) but the Lease Commencement Date and the Lease Expiration Date of the Term shall be extended, as provided below, and in such event Tenant shall not be liable for any rent or other charges due under this lease until such time as Landlord tenders delivery of possession of the Premises to Tenant. should Landlord tender possession of the premises to Tenant prior to the date specified as the Lease Commencement Date, and Tenant elects to commence beneficial use of the Premises, such prior occupancy shall be subject to all terms, covenants and conditions of this Lease, including the payment of Rent.

               In the event Landlord, for any reason, delivers possession of the Premises in accordance with Section 15 of this Lease to Tenant after the Lease Commencement Date, then the Lease Expiration Date shall be adjusted accordingly such that the Term of this Lease shall commence upon the delivery of possession to Tenant and expire ten (10) years from such date (except if the date possession is delivered to Tenant is a date other than the first day of a calendar month in which case the Lease Commencement Date shall be adjusted to the first day of the next full calendar month and the Lease Expiration Date shall be adjusted accordingly). Tenant shall acknowledge in writing such new Lease Commencement Date and new Lease Expiration Date upon Landlord's request in a form substantially similar to that in EXHIBIT G attached hereto and incorporated
                                      ---------
herein by reference.

          3.   PAYMENT OF RENT. Except as otherwise provided in this Lease,
               ---------------
Tenant shall pay Landlord the Rent and any other payments due under this Lease without prior notice, deduction or offset, in lawful money of the United States in advance on or before the first day of each month, except that the first month's Base Rent shall be paid upon the execution hereof, at the address noted in Section 29, or to such other party or at such other place as Landlord may hereafter from time to time designate in writing. Rent and other amounts due under this Lease for any partial month at the beginning or end of the Lease term shall be prorated, on a per diem basis.

          4.   SECURITY DEPOSIT.  [Intentionally deleted.]
               ----------------

          5.   USES.
               ----

               5.1. Permitted Uses. The Premises are to be used only for
                    --------------
general office purposes (and additional office and office storage as to the Basement Space) and for no other purpose without the prior written consent of Landlord (hereinafter the "Permitted Uses"). No act shall be done in or about the Premises that is unlawful or that will demonstrably increase the existing rate of insurance on the Building. In the event of a breach of this covenant, Tenant shall immediately cease the performance of such unlawful act or such act that is increasing or has increased the existing rate of insurance and shall pay to Landlord any and all increases in insurance premiums resulting from such breach. Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance or other act or thing which disturbs the quiet enjoyment of any other tenant in the Building. If any of the Tenant's office machines or equipment disturb any other tenant in the Building, then Tenant shall provide adequate insulation, or take such other action as may be necessary to eliminate the noise or disturbance at its sole cost and expense. Except for ancillary computer equipment, LAN, and telephone for which Tenant shall secure the necessary permits, Tenant shall not, without Landlord's prior consent, install any equipment, machine, device, tank or vessel which is subject to any federal, state or local permitting requirement. Tenant, at its expense, shall comply with all laws, statutes, ordinances, governmental rules, regulations or requirements governing the installation, operation and removal of any such equipment, machine, device, tank or vessel. Tenant, at its expense, shall comply with all laws, statutes, ordinances, governmental rules, regulations or requirements, and the provisions of any recorded documents now existing or hereafter in effect relating to its use, operation or occupancy of the Premises and shall observe such reasonable rules and regulations as may be adopted and made available to Tenant by Landlord from time to time for the safety, care and cleanliness of the Premises or the Building and for the preservation of good order therein.

               5.2. Hazardous Materials.
                    -------------------

                    5.2.1. As used in this Lease, the term "Hazardous Materials" shall mean and include any substance that is or contains petroleum, asbestos, polychlorinated biphenyls, lead, or any other substance, material or waste which is now or is hereafter classified or considered to be hazardous or toxic under any federal, state or local law, rule, regulation or ordinance relating to pollution or the protection or regulation of human health, natural resources or the environment (collectively "Environmental Laws") or poses or threatens to pose a hazard to the health or safety of persons on the Premises or any adjacent property.

                    5.2.2. Tenant agrees that during its use and occupancy of the Premises it will not knowingly permit Hazardous Materials to be present on or about the Premises except in a manner and quantity necessary for the ordinary performance of Tenant's business and that it will comply with all Environmental Laws relating to the use, storage or disposal of any such Hazardous Materials.

                    5.2.3. If Tenant's use of Hazardous Materials on or about the Premises results in a release, discharge or disposal of Hazardous Materials on, in, at, under, or emanating from, the Premises or the property in which the Premises are located, Tenant agrees to investigate, clean up, remove or remediate such Hazardous Materials in full compliance with (a) the requirements of (i) all Environmental Laws and (ii) any governmental agency or authority responsible for the enforcement of any Environmental Laws; and (b) any additional requirements of Landlord that are reasonably necessary to protect the value of the Premises or the property in which the Premises are located. Landlord shall also have the right, but not the obligation, to take whatever action with respect to any such Hazardous Materials that it deems reasonably necessary to protect the value of the Premises or the property in which the Premises are located. All costs and expenses paid or incurred by Landlord in the exercise of such right shall be payable by Tenant upon demand.

                    5.2.4. Upon reasonable notice to Tenant (which shall be at least twenty-four (24) hours except in cases of emergency), Landlord may inspect the Premises for the purpose of determining whether there exists on the Premises any Hazardous Materials or other condition or activity that is in violation of the requirements of this Lease or of any Environmental Laws. The right granted to Landlord herein to perform inspections shall not create a duty on Landlord's part to inspect the Premises, or liability on the part of Landlord for Tenant's use, storage or disposal of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

                    5.2.5. Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease free of debris, waste or Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees, and in a condition which complies with all Environmental Laws required to have been complied with by Tenant under this Lease.

                    5.2.6. Tenant agrees to indemnify and hold harmless Landlord from and against any and all claims, losses (including, without limitation, loss in value of the Premises or the property in which the Premises are located), liabilities and expenses (including reasonable attorney's fees) sustained by Landlord attributable to (i) any Hazardous Materials placed on or about the Premises by Tenant or its agents, employees, contractors or invitees or (ii) Tenant's breach of any provision of this Section 5.2.

                    5.2.7. The provisions of this Section 5.2 shall survive the expiration or earlier termination of this Lease.

                    5.2.8. Landlord has had a Phase I Environmental Assessment performed on the Building by Environmental Management Group, Inc., independent environmental engineering consultants, dated March 4, 1992 (the "Report"). A copy of the Report has been furnished to Tenant and Tenant hereby expressly acknowledges its receipt of the Report. Landlord does not make any representation or warranty concerning the accuracy or thoroughness of the Report, the information it contains, or of the methods employed by Environmental Management Group, Inc. Landlord also makes no representation or warranty that Landlord shall undertake or perform any action recommended in the Report. Landlord expressly disclaims any obligation or responsibility, express or implied, to update or supplement the Report or the information it contains. Tenant covenants and agrees to keep the Report and the information it contains confidential. Tenant shall not distribute or disseminate the Report or the information it contains to any third party or make the Report or its contents public knowledge without Landlord's prior written consent.

          6.   LATE CHARGES. Tenant hereby acknowledges that late payments to
               ------------
Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. If any Rent or other sum due from Tenant is not received on or before five (5) business days after its due date, then Tenant shall pay to Landlord immediately upon Landlord's demand therefor a late charge in an amount equal to five percent (5%) of such overdue amount, plus any attorneys' fees and costs incurred by Landlord by reason of Tenant's failure to pay rent and other charges when due hereunder; provided, however, landlord hereby waives the right to collect the late charges for any two (2) months (consecutive or nonconsecutive) during any twelve (12) month period.

          7.  REPAIRS AND MAINTENANCE. Landlord shall maintain, or cause to be
              -----------------------
maintained, the common areas of the Building, such as lobbies, parking areas, HVAC, ducts, elevators, stairs, and corridors, the roof, foundations, and exterior walls of the Building, and the underground utility and sewer pipes outside the exterior walls of the Building, if any, except any of such repairs rendered necessary by the negligence or misconduct of Tenant, its agents, customers, employees, independent contractors, guests or invitees, the repair of which shall be paid for by Tenant within thirty (30) days of Landlord's written demand. Subject to Landlord's right of access pursuant to Article 17, Tenant shall be exclusively responsible for the interior of the Premises (except for mechanical, electrical, plumbing, HVAC, fire and life safety, all building standard lighting - bulbs, tubes, ballasts, lenses, hinges, locksets and latchsets, ceiling grid and tile, windows and blinds), which shall be maintained by Tenant in good order and repair, and Landlord shall be under no obligation to inspect the Premises or, except as otherwise expressly provided in this Lease, repair the Premises. Tenant shall promptly report in writing to

Landlord any defective condition known to it which Landlord is required to repair, and failure to so report such known defects shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such conditions. Tenant hereby waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect; Tenant's sole right to repair is expressly set forth hereinbelow.

               In the event that Landlord defaults under its obligations under this Section, Tenant shall promptly notify Landlord in writing of such default and Landlord shall have thirty (30) days within which to cure such default (or if such default is not capable of being cured within such time, Landlord shall diligently proceed to cure such default). In the event that Landlord does not cure the default within such thirty (30) day period or does not diligently proceed to cure such default if such default is not capable of being cured within such thirty (30) day period, Tenant shall have the right to cure such default on Landlord's behalf and Landlord shall promptly reimburse Tenant for all reasonable, out-of-pocket expenses incurred by Tenant in connection with such cure.

          8.   UTILITIES AND SERVICES.
               ----------------------

               8.1. Service. From 8:00 a.m. to 6:00 p.m. on weekdays ("Normal
                    -------
Business Hours") and from 9:00 a.m. to 12:00 p.m. on Saturday ("Saturday Mornings") (excluding legal holidays - New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day (and the Friday after) and Christmas Day), Landlord shall furnish to the Premises electricity for lighting and operation of customary and normal office machines including a computer room with supplemental HVAC, water (except to the Basement Space), heat and air conditioning, and elevator service. During all other hours, Landlord shall furnish such service except for heat and air conditioning.

               8.2. Additional Services. If requested by Tenant, Landlord shall
                    -------------------
furnish heat and air conditioning at times other than Normal Business Hours and Saturday Mornings and the cost of such services as established by Landlord shall be paid by Tenant as Additional Rent, payable promptly upon receipt of Landlord's invoice. Landlord shall also provide toilet room supplies, window washing at reasonable intervals, and customary Building janitorial service which shall include those responsibilities set forth in EXHIBIT D attached hereto and
                                                  ---------
by this reference made a part hereof. Other types of services provided or caused to be provided by Landlord to Tenant which are in addition to the services ordinarily provided Building tenants shall be payable as provided in Section
9.1.1.2 of this Lease. Landlord shall not be liable for any loss, injury or damage to property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. In no event shall Landlord be liable to Tenant for any damage to the Premises or for any loss, damage or injury to any property therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipes or other similar cause in, above, upon or about the Premises or the Building, except as may be caused by the negligence or willful misconduct of Landlord. Notwithstanding anything to the contrary contained in this Lease, if Tenant cannot reasonably use the Premises for Tenant's intended business operations by reason of any interruption in services to be provided by Landlord and such condition exists for five (5) business days, then Tenant's Base Rent shall be equitably abated for that portion of the Premises that Tenant is unable to use for Tenant's intended business operations until such service is restored to the Premises. Tenant shall not, however, be entitled to any abatement of Base Rent if the interruption or abatement in service or the failure by Landlord to furnish such service is the result of force majeure or is the result of an interruption or abatement in service of a public utility. By way of example only, there shall be no abatement of Base Rent if Landlord is unable to furnish water or electricity to the Premises if no water or electricity is then being made available to the Building by the supplying utility company or municipality, except due to the action or inaction of Landlord.

          9.   COST OF SERVICES AND UTILITIES.
               ------------------------------

               9.1. Definitions. In addition to the Base Rent and other
                    -----------
Additional Rent as set forth in this Lease, during the second (2nd) Lease Year and thereafter during the Term of this Lease, Tenant shall pay to Landlord its prorata share of Operating Costs as Additional Rent under this Article 9. Said prorata share shall be calculated as provided herein, using the following definitions:

                    9.1.1.  "Operating Costs" shall include Costs of Utilities
                             ---------------
and Other Operating Costs.

                            9.1.1.1.  "Costs of Utilities" shall mean all
                                       ------------------
expenses paid or incurred by Landlord, including any surcharges imposed, for electricity, water, gas, sewers, oil and utility services for the Building, land and parking and other common areas.

                            9.1.1.2.  "Other Operating Costs" shall mean all
                                       ---------------------
other expenses paid or incurred by Landlord for maintaining, operating, replacing, repairing, and managing (i) the Building, (ii) the personal property used in conjunction therewith, (iii) the Building roof, or (iv) the land upon which the Building is situated, including all curbs and sidewalks adjacent to the same. Such costs shall include, without limitation, supplies, cleaning services, garbage and trash collection, personal property taxes, replacement lighting, maintenance and service contracts, wall and window washing, towel service, machinery, equipment, a reasonable management fee (not to exceed four percent (4%)), window glass replacement and repair, landscaping services of independent contractors (including, without limitation, ice and snow removal), compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties in connection with the management, operation, maintenance, replacement and repair of the Building, the personal property and equipment used in conjunction therewith and the land upon which the Building is situated and all curbs and sidewalks adjacent to the same, capital improvements to the Building which are required by local or governmental authorities or which are reasonably expected to reduce Operating Costs, insurance premiums, repair, replacement and maintenance costs required by any applicable federal, state or local law now or hereafter in effect, permits and inspection fees, legal fees and costs incurred in connection with contesting the amounts or the imposition of any Property Taxes (as defined in Article 10), and accounting fees and any other expense or charge whether or not hereinbefore described which, in accordance with generally accepted accounting and management practices, would be considered an expense of maintaining, operating, replacing or repairing the Building, the personal property and equipment used in conjunction therewith, and the land upon which the Building is situated and all curbs and sidewalks adjacent to the same, excluding: (a) Costs of any special services rendered to individual tenants (including Tenant), for which a special, separate charge shall be made (and which shall be payable by such tenant [including Tenant], as Additional Rent within ten (10) days of written demand therefor); (b) Property Taxes; (c) depreciation or amortization of costs required to be capitalized in accordance with generally accepted accounting practices (except that Operating Costs shall include amortization of any energy management system or other capital improvements which are made pursuant to the requirement of any local or governmental authority or which are reasonably expected to reduce Operating Costs; (d) original construction costs of the Building; (e) interest and amortization of funds borrowed by Landlord, whether secured or unsecured; (f) reserves for repairs, maintenance and replacements; (g) costs or expenses associated with leasing space in the Building or the sale of any interest in the Building, including, without limitation, advertising and marketing, commissions, or any amounts paid for or on behalf of a tenant such as space planning, moving costs, rental and other tenant concessions; (h) ground rents; (i) amounts paid to any partner, shareholder, officer or director of Landlord, for salary or other compensation; (j) expenses for repairs, replacements or improvements arising from the initial construction of the Building to the extent such expenses are reimbursed to Landlord by virtue of warranties from contractors or supplies; (k) any amounts paid to any person, firm or corporation related or otherwise affiliated with Landlord or any general partner, officer or director of Landlord or any of its general partners, to the extent same exceeds arms-length competitive prices paid in the Washington, D.C. metropolitan area for the services or goods provided; (l) accounting or legal fees incurred in tenant disputes, or in procuring tenants, or for fees not related to the operation and maintenance of the Building but personal to Landlord; (m) costs of repairs incurred by reason of fire or other casualty or condemnation to the extent Landlord receives compensation therefor through proceeds of insurance or condemnation awards; (n) cost of renovating or otherwise improving space for new tenants or in renovating space vacated by any tenant or any other work which Landlord performs for any tenant; (o) costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity, such as trustee's fees, annual fees, partnership organization or administration expenses, deed recordation expenses, legal and accounting fees (other than with respect to Building operations); (p) interest or penalties arising by reason of Landlord's failure to timely pay any Operating Costs; (q) compensation paid to clerks, attendants, sales persons or other persons on or in commercial concessions (including the parking garage) operated in the Building; and (r) depreciation of the Building or any equipment, machinery, fixtures or improvements therein.

                    9.1.2.  "Lease Year" shall mean the twelve-month period
                             ----------
commencing on the Lease Commencement Date or anniversary thereof, as applicable, and ending the last day of the twelfth month following the Lease Commencement Date or anniversary thereof.

                    9.1.3.  "Basic Services Year" shall mean the first Lease
                             ------------------
Year.

                    9.1.4.  "Actual Costs" shall mean the actual expenses paid
                             ------------
or incurred by Landlord for Operating Costs during any Lease Year of the Term hereof.

                    9.1.5.  "Actual Costs Allocable to the Premises" shall mean
                             --------------------------------------
the Tenant's share of the Actual Costs determined by multiplying Tenant's percentage of the Building described in Section 1.2 by the Actual Costs.

                    9.1.6.  "Estimated Costs Allocable to the Premises" shall
                             -----------------------------------------
mean Landlord's estimate of Actual Costs Allocable to the Premises for the applicable Lease Year to be given by Landlord to Tenant pursuant to Section 9.3.

               9.2. Base Amount. Operating Costs allocable to the Premises for
                    -----------
the Base Services Year shall be deemed the "Base Amount".

               9.3. Additional Rent. Prior to the commencement of each Lease
                    ---------------
Year (except the Base Services Year) during the Term hereof, Landlord shall furnish Tenant a written statement of the Estimated Costs Allocable to the Premises for such Lease Year and a calculation of the portion of Estimated Costs Allocable to the Premises payable by Tenant as Additional Rent in accordance with this Section. In advance of or before the first day of each month during the Term hereof commencing on the first day of the first Lease Year following the Base Services Year, Tenant shall pay as Additional Rent for each month during each such Lease Year: one-twelfth (1/12th) of the Estimated Costs Allocable to the Premises. If at any time or times during any such Lease Year, it appears to Landlord that the Estimated Costs Allocable to the Premises will vary from Landlord's estimate by more than five percent (5%) on an annualized basis, Landlord may, by written notice to Tenant, revise its estimate for such Lease Year and the portion of the Estimated Costs Allocable to the Premises payable by Tenant as Additional Rent as provided herein for such Lease Year shall be accordingly adjusted based on such revised estimate. Notwithstanding the foregoing, in no event shall the increase in Tenant's portion of Actual Costs Allocable to the Premises (exclusive of gas and electricity and Property Taxes) in any Lease Year exceed the greater of (i) five percent (5%) of Tenant's portion of the previous Lease Year's Actual Costs Allocable to the Premises or
(ii) such Lease Year's increase in the Consumer Price Index for All Urban Consumers, U.S. City Average (the "Index"), published by the United States Department of Labor's Bureau of Labor Statistics over the Index for the preceding Lease Year. Increases in the cost of gas and electricity and Property Taxes shall not be subject to any "cap" or limit.

               9.4. Actual Costs. Within ninety (90) days after the close of
                    ------------
each Lease Year during the Term hereof, Landlord shall deliver to Tenant a written statement setting forth the Actual Costs Allocable to the Premises during the preceding Lease Year. If such costs for any Lease Year exceed the amounts paid by Tenant to Landlord pursuant to Section 9.3, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows such costs to be less than the amount paid by Tenant to Landlord pursuant to Section 9.3, then the amount of such overpayment by Tenant shall be credited by Landlord to the next Rent payable by Tenant. In the event such overpayment can not be fully credited by Landlord to the next Rent payable by Tenant due to the expiration of the Term of this Lease, any remaining overpayment shall be credited by Landlord to any other charges due under this Lease and, to the extent no such charges are due, shall be refunded to Tenant by Landlord within thirty (30) days of the Lease Expiration Date.

               9.5. End of Term. If this Lease terminates on a day other than
                    -----------
the last day of a Lease Year, the amount of any adjustment to Estimated Costs Allocable to the Premises with respect to the Lease Year in which such termination occurs shall be prorated on the basis which the number of days from the commencement of such Lease Year to and including such termination date bears to 365; and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery by Landlord to Tenant of the statement of Actual Costs Allocable to the Premises with respect to such Lease Year.

               9.6. Further Adjustment. In the event the average occupancy level
                    ------------------
of the Building for the Base Services Year and/or any subsequent Lease Year was not ninety five percent (95%) or more of full occupancy, then the portion of the Actual Costs for such year which are dependent upon and vary according to the level of occupancy of the Building shall be adjusted and apportioned among the tenants by Landlord to reflect those variable costs which would have occurred had the Building been ninety five percent (95%) occupied during such year.

               9.7. Operating Expense Audit. Landlord agrees to keep accurate
                    -----------------------
books and records reflecting Operating Costs in accordance with sound and generally accepted accounting principles consistently applied, and to make such records, and reasonable supporting detail, available for a period of at least two (2) years after the end of the Lease Year covered thereby, for examination during normal business hours upon reasonable notice by Tenant and its representatives; provided that any such examination or audit shall be at Tenant's sole cost and expense, unless the audit discloses a discrepancy of four percent (4%) or more then Landlord shall be responsible for the cost of the audit. In addition, if the audit discloses any overpayment by Tenant, the overpayment shall be promptly repaid to Tenant.

          10.  PROPERTY TAXES.
               ---------------

               10.1. Contribution to Taxes. In addition to the Base Rent and
                     ---------------------
other Additional Rent, during the second (2nd) Lease Year and thereafter during the Term of this Lease, Tenant shall pay to Landlord its prorata share of Property Taxes, as Additional Rent under this Article 10. Tenant's prorata share of Property Taxes shall be determined as provided herein, utilizing the following definitions:

                     10.1.1. "Property Taxes" shall mean any form of assessment, license, fee, rent tax, excise, imposition, charge, levy, penalty (if a result of Tenant's delinquency), or tax (other than net income, estate, succession, inheritance, transfer or franchise taxes), including without limitation, all ad valorem, sales and use, value added, single business, gross receipts, transactions, sewer, privilege or similar taxes, imposed by any authority having the direct or indirect power to tax, or by any city, county, state or federal government or any improvement or other district or division thereof, on the Building or any part thereof, the land, the parking area, or any other legal or equitable interest of Landlord in the same. The term "Property Taxes" shall not include any income, franchise, transfer, inheritance, capital stock or other tax unless, due to a future change in the method of taxation, such a tax shall be levied against Landlord in substitution for or in lieu of any tax which would otherwise constitute "Property Taxes", in which event such income, franchise, transfer, inheritance, capital stock or other tax shall be deemed to be included in the term "Property Taxes" to the extent and only to that extent that such tax is ascertained to be in lieu of or a substitute for what were previously "Property Taxes"; provided, that the amount of such income, franchise, transfer, inheritance, capital stock or other tax deemed to be included in the term "Property Taxes" shall be determined as if the Building and the land upon which the Building is located were the only assets of Landlord and as if the rent paid hereunder were the only income of Landlord. The definition of "Property Taxes" should assume that the Building is the only building on said land. If, however, either assumption is not correct, then the "Property Taxes" attributable to the Building shall be those allocated to the Building on the tax rolls or the records of the tax assessor.

                     10.1.2. The term "Lease Year" shall mean the period defined in Section 9.1.2.

                     10.1.3. The term "Base Tax Year" shall mean the period defined in Section 9.1.3.

                     10.1.4. The term "Tenant's Share of Property Taxes" shall mean the amount of Property Taxes payable during any Lease Year by Landlord multiplied by Tenant's percentage of the Building described in Section 1.2.

               10.2. Additional Rent for Estimated Increases in Tenant's Share
                     ---------------------------------------------------------
of Property Taxes. Prior to the commencement of each Lease Year (except the Base
-----------------
Tax Year), Landlord shall furnish Tenant with a written statement setting forth the estimate of Tenant's Share of Property Taxes for such Lease Year. One-twelfth (1/12th) of the amount of the estimate of Tenant's Share of Property Taxes shall be payable by Tenant monthly as Additional Rent as provided in
Article 3.

               10.3. Actual Property Taxes. Within ninety (90) days after the
                     ---------------------
close of each Lease Year during the Term hereof, Landlord shall deliver to Tenant a written statement setting forth Tenant's Share of Property Taxes during the preceding Lease Year. If such amount ("Tenant's Actual Share") exceeds the amount of Property Taxes actually paid by Tenant to Landlord pursuant to Section
10.2 hereof, Tenant shall pay the amount of such excess to Landlord as Additional Rent within thirty (30) days after receipt of such statement by Tenant. If such statement shows Tenant's Actual Share to be less than the amounts paid by Tenant to Landlord pursuant to Section 10.2, then the amount of such overpayment shall be credited by Landlord to the next Rent payable by Tenant. In the event such overpayment can not be fully credited by Landlord to the next monthly Rent or subsequent monthly Rent payable by Tenant due to the expiration of the Term of this Lease, any remaining overpayment shall be credited by Landlord, until such credit is used up, to any other charges due under this Lease and, to the extent no such charges are due, shall be refunded to Tenant by Landlord within thirty (30) days of the Lease Expiration Date.

               10.4. Taxes on Personal Property Paid for by Tenant and Not
                     -----------------------------------------------------
Reimbursed by Landlord. Tenant shall pay, prior to delinquency, all personal
----------------------
property taxes payable with respect to all property of Tenant located on the Premises or the Building and shall provide promptly, upon request of Landlord, written proof of such payment.

               10.5. End of Term. If this Lease terminates on a day other than
                     -----------
the last day of a Lease Year, the amount of any adjustment between the estimated and actual Tenant's Share of Property Taxes with respect to the Lease Year in which such termination occurs shall be prorated on the basis of a 365-day year, and any amount payable by Landlord to Tenant or Tenant to Landlord with respect to such adjustment shall be payable within thirty (30) days after delivery by Landlord to Tenant of the statement of Tenant's Share of Property Taxes with respect to such Lease Year.

          11.  LIABILITY AND CASUALTY INSURANCE.  Tenant shall, at Tenant's
               --------------------------------
expense, obtain and keep in force during the Term of this Lease a policy of comprehensive general liability insurance, including personal injury liability and contractual liability insuring Landlord and Tenant against any liability arising out of the use, occupancy or maintenance of the Premises. Such insurance shall be in the amount of not less than One Million and No/100ths Dollars ($1,000,000.00) for bodily injury and property damage for any one accident or occurrence. The limit of any of such insurance shall not limit the liability of Tenant hereunder. If Tenant fails to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain the same, at Tenant's expense to be reimbursed by Tenant as additional rent within thirty
(30) days of written demand. All insurance required to be obtained by Tenant hereunder shall be issued by companies reasonably acceptable to Landlord. Prior to the Lease Commencement Date, Tenant shall deliver to Landlord certificates of liability insurance evidencing Tenant's compliance with this Section 11. No policy shall be cancelable, allowed to lapse and/or expire and/or be subject to reduction of coverage except upon thirty (30) days' prior written notice to landlord. All such policies shall name Landlord as an additional insured and shall be written as primary policies not contributing with and not in excess of coverage limits if, in the reasonable opinion of Landlord, the coverage becomes inadequate and is less than commonly maintained by tenants making similar uses in the area of similar buildings. Tenant shall obtain any revised or increased coverage required by landlord within thirty (30) days of any such notification from Landlord.

          12.  FIRE INSURANCE - FIXTURES AND EQUIPMENT.  Tenant shall maintain
               ---------------------------------------
in full force and effect on all Tenant's trade fixtures, equipment and personal property on the Premises, a policy of all risk property insurance covering the full replacement value of such property. During the Term of this Lease, the proceeds from any such policy of insurance shall be used for the repair or replacement of the fixtures and equipment so insured unless the damage and destruction occurs within the last twelve (12) months of the Term. Landlord shall have no interest in the insurance upon Tenant's equipment and fixtures and will sign all documents reasonably necessary or proper in connection with the settlement of any claim or loss by Tenant. Landlord will not carry insurance on tenant's possessions. tenant shall furnish Landlord with a certificate of insurance evidencing that the requirements set forth herein are in full force and effect. upon demand, Tenant shall provide Landlord, at Tenant's expense, with such increased amount of existing insurance, and such other insurance as Landlord or Landlord's lender may reasonably require, to afford Landlord and Landlord's lender adequate protection. Tenant shall provide Landlord with notice of loss or damage to property immediately after such loss or damage occurs. No policy shall be cancelable, allowed to lapse and/or expire and/or be subject to reduction of coverage except upon thirty (30) days' prior written notice to Landlord.

          13.  DAMAGE OR DESTRUCTION.
               ---------------------

               13.1.  Casualty Damage - Insured. If the Building or Premises is
                      -------------------------
damaged by fire or other perils covered by extended coverage insurance the following provisions shall apply:

                      13.1.1.  Total Destruction. In the event of total
                               -----------------
destruction of the Building, Landlord shall elect either promptly to commence repair and restoration of the Building and prosecute same diligently to completion, in which event this Lease shall remain in full force and effect, or not to repair or restore the Building, in which event this Lease shall terminate. In either case, Landlord shall give Tenant written notice of its intention within ninety (90) days after the occurrence of such destruction. If Landlord elects not to restore the Building, this Lease shall be deemed to have terminated as of the date of such total destruction.

                      13.1.2.  Partial Destruction. In the event of a partial
                               -------------------
destruction of the Building to an extent not exceeding twenty-five percent (25%) of the value thereof and if the damage thereto is such that the Building may be repaired or restored within ninety (90) days from the date of such destruction and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, Landlord shall commence and proceed diligently with the work of repair and restoration, in which event, this Lease shall continue in full force and effect; or if such repair and restoration requires longer than ninety (90) days or the cost thereof exceeds twenty-five percent (25%) of the value thereof, Landlord may elect either to so repair and restore, in which event this Lease shall continue in full force and effect, or not to repair or restore, in which event this Lease shall terminate. In either case, Landlord shall give written notice to Tenant of its intention within ninety days after the destruction occurs. If Landlord elects to repair or restore the Building, this Lease shall be deemed to have terminated as of the date of such partial destruction.

               13.2.  Termination. Upon any termination of this Lease under any
                      -----------
of the provisions of this Article, Tenant shall surrender the Premises in accordance with the provisions of Article 25.

               13.3.  Rent Abatement. In the event of repair and restoration as
                      --------------
herein provided, the monthly installments of Rent shall be equitably abated based on the amount of Tenant's loss of use of the Premises occasioned thereby; provided, however, if the damage is due, directly or indirectly, to the fault or neglect of Tenant, its officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors, there shall be no abatement of Rent except to the extent Landlord receives proceeds from any applicable insurance policy of Tenant to compensate Landlord for loss of Rent. Tenant shall not be entitled to any compensation by Landlord or damages for loss of use of the whole or any part of said Premises and/or any inconvenience or annoyance occasioned by such damage, repair or restoration, except those occasioned by the negligence or willful misconduct of Landlord.

               13.4.  Delay. Tenant shall not be released from any of its
                      -----
obligations under this Lease except to the extent and upon the condition expressly stated in this Article. Notwithstanding anything to the contrary contained in this Article, if Landlord has elected to repair or restore and is thereafter delayed or prevented from repairing or restoring within six (6) months after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other causes beyond the control of Landlord, Landlord shall, at Landlord's option, be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the date of casualty.

               13.5.  Uninsured Damage. Notwithstanding anything to the contrary
                      ----------------
contained in this Article, Landlord's obligation to repair and restore the Building or the Premises is limited to the extent of insurance proceeds actually received by Landlord.

               13.6.  Repair Obligation. If landlord is obligated to or elects
                      -----------------
to repair or restore as herein provided, Landlord shall repair or restore only those portions of the Building and Premises which were originally provided at Landlord's expense; and the repair and restoration of areas or items within the Premises not provided at Landlord's expense shall be the obligation of Tenant.

               13.7.  End of Term. Notwithstanding anything to the contrary
                      -----------
contained in this Article, Landlord may elect to terminate this Lease in the event of damage to the Building or the Premises occurring during the last (12) months of the Term of the Lease or any extension thereof; and Landlord shall not have any obligation to repair or restore the Premises or the Building during the last twelve (12) months of the Term of this Lease or any extension thereof.

          14.  ALTERATIONS AND ADDITIONS:  REMOVAL OF FIXTURES.
               -----------------------------------------------

               14.1.  Consent Required. Tenant shall not make or allow to be
                      ----------------
made any alterations, additions or improvements (collectively "Alterations") to or on the Premises without first obtaining the written consent of Landlord, except Tenant shall have the right to make minor nonstructural Alterations to the interior of the Premises such as painting, wall covering, shelving, carpeting or otherwise decorating without Landlord's written consent. Landlord shall designate to Tenant, at the time Landlord consents to the Alterations, which of the Alterations Landlord requires that Tenant remove upon the expiration or earlier termination of this Lease pursuant to the terms of Section
14.5 hereof.

               14.2.  Request for Alterations. Any request for Alterations to be
                      -----------------------
made to the Premises by Tenant shall be made in writing, which shall include detailed plans and specifications of the proposed Alterations prepared by an architect approved by Landlord and licensed in the jurisdiction in which the Premises is located, together with the names and addresses of the proposed contractors and subcontractors, all of whom shall be approved and licensed as aforesaid. Tenant shall upon demand reimburse Landlord as Additional Rent for all reasonable cost and expense actually incurred in reviewing the plans and specifications and inspecting the work on behalf of Landlord (by persons other than employees of Landlord) including without limitation, the cost of any engineers and/or architects retained by Landlord to review same and inspect the work on behalf of Landlord.

               14.3.  Nature of Alterations. Any Alterations, including, but not
                      ---------------------
limited to, wall covering, panel and built-in cabinet work (but excepting moveable furniture and trade fixtures), shall be made at Tenant's sole expense, according to plans and specifications approved in writing by Landlord, in compliance with all applicable laws, by a licensed contractor, and in a good and workmanlike manner conforming in quality and design with the Premises existing as of the Lease Commencement Date, shall not diminish the value of the Building or the Premises and shall at once become a part of the realty and shall be surrendered with the Premises (unless otherwise required by Landlord as set forth in Section 14.5 below).

               14.4.  Repairs. Tenant shall be responsible for making any and
                      -------
all repairs and replacements to the Alterations during the Term of this Lease (as same may be extended) and maintaining the same in good order and condition. Notwithstanding anything to the contrary contained in this Lease, should there be a fire or other casualty to the Premises, it is agreed by the parties that Landlord shall not be responsible to restore any Alterations made by Tenant regardless of whether such Alterations were approved by Landlord and Tenant shall be responsible to restore the same at its sole cost and expense.

               14.5.  Expiration/Termination of Lease. Upon the expiration or
                      -------------------------------
sooner termination of the Term hereof, Tenant shall, upon written demand by Landlord, at Tenant's sole expense, with due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and repair any damage to the Premises caused by such removal. Tenant shall remove all of Tenant's moveable property and trade fixtures which can be removed without damage to the Premises at the termination of this Lease, either by expiration of the Term or other cause, and shall pay Landlord any damages for injury to the Premises or Building resulting from such removal. If Tenant shall fail to remove any of its property of any nature whatsoever from the Premises or Building at the termination of this Lease or when Landlord has the right of reentry, such property shall be deemed to have been abandoned by Tenant and Landlord may, in accordance with the provisions of applicable statutes governing commercial landlord and tenant matters, without liability for the loss thereof or damage thereto, either remove and store such property, such storage to be for the account and at the expense of Tenant, or otherwise dispose of such property in Landlord's sole and absolute discretion, all at the expense of Tenant. If Landlord elects to store such property and Tenant fails to pay the cost of storing any such property within thirty (30) days of demand therefor, Landlord may sell any or all such property at public or private sale, without notice to Tenant, and shall apply the proceeds of such sale to the following costs in the following order: (i) the cost and expense of such sale, including reasonable attorneys' fees, (ii) the payment of the costs or charges for storing any such property, and (iii) the payment of any other sums which may then be or thereafter become due Landlord from Tenant under any of the terms of this Lease. The balance, if any, shall be paid to Tenant.

          15.  ACCEPTANCE OF PREMISES.  In establishing the Lease Commencement
               ----------------------
Date, the Premises shall be deemed delivered to Tenant upon the substantial completion of the Landlord's Work which shall have occurred when all of the following conditions have been met:

               a. The Landlord's Work with respect to the Premises has been substantially completed, notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which would not materially affect Tenant's use or the appearance of the Premises;

               b. A Certificate of Occupancy has been obtained permitting the occupancy of the Premises and if such Certificate of Occupancy is a temporary certificate, Landlord will not allow the temporary Certificate of Occupancy to lapse and shall procure a final or permanent certificate of occupancy as promptly as practicable; and

               c. Tenant has the full use in and for the Premises of the service facilities and systems of the Building, including, without limitation, air conditioning, elevator service, heating, lighting, water supply and sewage system.

          Landlord shall use reasonable efforts to complete any punchlist items on the list of items submitted by Tenant to Landlord, on or prior to the applicable Lease Commencement Date, within thirty (30) days following such Lease Commencement Date or such additional period as Landlord and Tenant may agree upon. The existence of such punchlist items shall not postpone the Lease Commencement Date of this Lease nor the obligation of Tenant to pay Rent or any other charges due under this Lease.

     16.  TENANT IMPROVEMENTS.  If landlord has agreed to make any improvement
          -------------------
to the premises the provisions governing the planning, construction, scope of work and terms of payment shall be set forth in EXHIBIT C, which, if attached
                                                ---------
hereto, is incorporated herein by this reference.

     17.  ACCESS.  Tenant shall permit landlord and its agents to enter the
          ------
premises at all reasonable times to inspect the same; to show the premises to prospective tenants (within twelve (12) months of the expiration of the Term of this Lease), or interested parties such as prospective lenders and purchasers; to exercise its rights under this lease; to clean, repair, alter or improve the Premises or the building; to discharge tenant's obligations when Tenant has failed to do so within the time required under this lease or within a reasonable time after written notice from Landlord, whichever is earlier; to post notices of nonresponsibility and similar notices and "For Sale" signs at any time and to place "For Lease" signs upon or adjacent to the building or the premises at any time within twelve (12) months of the expiration of the term of this lease. Tenant shall permit landlord and its agents to enter the Premises at any time in the event of an emergency. When reasonably necessary, landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure.

     18.  WAIVER OF SUBROGATION.
          ---------------------

          18.1.  Tenant's Waiver.  Whether due to the negligence of Landlord or
                 ---------------
Landlord's agents or employees, or any other cause, Tenant hereby releases Landlord and Landlord's agents and employees from responsibility for and waives its entire claim of recovery for (i) any loss or damage to the personal property of Tenant located in the Building, including the Building itself, arising out of any of the perils which are (or could have been) covered by Tenant's property insurance policy, with extended coverage endorsements, or (ii) loss resulting from business interruption or loss of rental income, at the Premises, arising out of any of the perils which are (or could have been) covered by the business interruption or by the loss of rental income insurance policy held by Tenant. Tenant shall cause its insurance carrier(s) to consent to such waiver of all rights of subrogation against Landlord.

          18.2.  Landlord's Waiver.  Whether due to the negligence of Tenant or
                 -----------------
Tenant's agents or employees, or any other cause, Landlord hereby releases Tenant and Tenant's agents and employees from responsibility for and waives its entire claim of recovery for (i) any loss or damage to the personal property of Landlord located in the Building, including the Building itself, arising out of any of the perils which are (or could have been) covered by Landlord's property insurance policy, with extended coverage endorsements, or (ii) loss resulting from business interruption or loss of rental income, at the Premises, arising out of any of the perils which are (or could have been) covered by the business interruption or by the loss of rental income insurance policy held by Landlord. Landlord shall cause its insurance carrier(s) to consent to such waiver of all rights of subrogation against Tenant.

     19.  INDEMNIFICATION.  Tenant shall defend, indemnify and hold harmless
          ---------------
Landlord, its agents, employees, officers, directors, partners and shareholders from and against any and all liabilities, judgments, demands, causes of action, claims, losses, damages, costs and expenses, including reasonable attorneys' fees and costs, arising out of the use, occupancy, conduct, operation, or management of the Premises by, or the willful misconduct or negligence of, Tenant, its officers, contractors, licensees, agents, servants and employees, in or about the building or premises or arising from any breach or default under this lease by Tenant. This indemnification shall survive termination of this lease. This provision shall not be construed to make tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by the negligence or willful misconduct of Landlord, or its officers, contractors, licensees, agents, employees, or invitees.

     20.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          20.1.  Landlord's Consent.  Tenant shall not assign this Lease, or
                 ------------------
sublease all or any part of the Premises, or permit the use of the Premises by any party other than Tenant, without the prior written consent of Landlord; provided, however, that Tenant shall have the right, without the consent of Landlord, to sublet the Premises or any portion thereof to, or to permit occupancy of any portion of the Premises by, any Affiliate (as hereinafter defined). The term Affiliate shall mean any corporation or other entity controlled by, under common control with or which controls Tenant or in which Tenant, directly or indirectly, has a twenty-five percent (25%) or greater voting or ownership interest. The foregoing sentence shall not, however, prohibit the assignment of this Lease, without Landlord's consent, to any corporation that acquires substantially all of the assets of Tenant, any corporation into which Tenant is merged and any corporation resulting from a consolidation of Tenant with another corporation. When Tenant requests Landlord's consent to such assignment or sublease, it shall notify Landlord in writing of (i) the name and address of the proposed assignee or subtenant; (ii) the nature and character of the business of the proposed assignee or subtenant;
(iii) financial information including financial statements of the proposed assignee or subtenant; and (iv) a copy of the proposed sublet or assignment agreement. Tenant shall thereafter immediately provide to Landlord any and all other information and documents reasonably requested by Landlord in order to assist Landlord with its consideration of Tenant's request hereunder. Landlord shall have the option (to be exercised within thirty (30) days from the submission of Tenant's request and receipt of all other information requested hereunder) to cancel this Lease as it affects the portion of the Premises to be subleased or assigned as of the commencement date stated in the proposed sublease or assignment. If Landlord shall not exercise its option within the time set forth above, Landlord's consent to any proposed assignment or sublease shall not be unreasonably withheld, conditioned or delayed.

          20.2.  Approved Subleases and Assignments.  If Landlord approves an
                 ----------------------------------
assignment or sublease of greater than fifty percent (50%) of the Premises as herein provided, Tenant shall pay to Landlord, as Additional Rent due under this Lease, as applicable (i) in the case of a sublease, an overage amount equal to fifty percent (50%) of the difference, if any, between the Rent allocable to that part of the Premises affected by such sublease pursuant to this Lease, and the rent paid by the subtenant to Tenant, less any reasonable and customary expenses incurred by Tenant in connection with the sublease which are approved by Landlord in its sole and absolute discretion, and (ii) in the case of an assignment, an overage amount equal to fifty

     21.  ADVERTISING.  Except as otherwise provided in EXHIBIT B, tenant shall
          -----------                                   ---------
not display any sign, graphics, notice, picture, or poster, or any advertising matter whatsoever, anywhere in or about the Premises or the building at places visible from anywhere outside or at the entrance to the Premises without first obtaining Landlord's written consent thereto, such consent to be at landlord's reasonable discretion. Tenant shall be responsible to maintain any permitted signs and remove the same at Lease termination. If Tenant shall fail to do so, landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount shall be deemed Additional Rent and shall be due within ten (10) days of landlord's demand therefor. Tenant shall be responsible to landlord for any damage caused by the installation, use, maintenance or removal of any such signs.

     22.  LIENS.  Tenant shall keep the premises and the building free from any
          -----
liens, including but not limited to liens filed against the Premises by any governmental agency, authority or organization, arising out of any work performed, materials ordered or obligations incurred by or on behalf of Tenant, and Tenant hereby agrees to indemnify and hold Landlord, its agents, employees, independent contractors, officers, directors, partners, and shareholders harmless from any liability, cost or expense for such liens. Tenant shall cause any such lien imposed to be released of record by payment or posting of the proper bond acceptable to Landlord within thirty (30) days after the earlier of imposition of the lien or written request by landlord. Tenant shall give landlord written notice of tenant's intention to perform work on the premises which might result in any claim of lien, at least thirty (30) days prior to the commencement of such work to enable landlord to post and record a notice of nonresponsibility or other notice deemed proper before commencement of any such work. If tenant fails to remove any lien within the prescribed thirty (30) day period, then Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amount, including attorneys' fees and costs, shall be deemed Additional Rent. Tenant shall have no power to do any act or make any contract which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of landlord in the Premises.

     23.  DEFAULT.
          -------

          23.1.  Tenant's Default.  A default under this Lease by Tenant shall
                 ----------------
exist if any of the following occurs:

                 23.1.1. If Tenant fails to pay Rent or any other sum required to be paid hereunder after five (5) days after written notice by Landlord to Tenant, except as provided in Section 23.1.5 of this Lease; or

                 23.1.2. If Tenant fails to perform any term, covenant or condition of this Lease except those requiring the payment of money, and Tenant fails to cure such breach within thirty (30) days after written notice from Landlord where such breach could reasonably be cured within such thirty (30) day period, provided, however, that where such failure could not reasonably be cured within the thirty (30) day period, that Tenant shall not be in default if it commences such performance within the thirty (30) day period and diligently thereafter prosecutes the same to completion, or if Tenant shall fail to perform or observe any of the provisions required to be performed or observed by Tenant under any other agreement relating to the Premises; or

                 23.1.3. If, to the extent permitted by applicable law, there shall be filed by or against Tenant, in any court pursuant to any statute either of the United States or any state, a petition in bankruptcy or insolvency or for the reorganization of or for the appointment of a receiver, trustee or liquidator for all or any portion of the assets of Tenant, and, within thirty
(30) days thereafter, Tenant fails to secure a discharge thereof, or if Tenant makes an assignment for the benefit of creditors, or if Tenant admits in writing its or their inability to pay its or their debts; or

                 23.1.4. If tenant shall fail to take possession of and/or occupy the Premises within the thirty (30) days following the Lease Commencement Date or if Tenant shall vacate, desert or abandon substantially all of the Premises for a period of forty-five (45) days at any time following the Lease Commencement Date except during the last twelve (12) months prior to either the end of the Term (as the same may have been extended or renewed pursuant to the terms of this Lease) or any of the Cancellation Dates; or

                 23.1.5. The chronic delinquency by Tenant in the payment of monthly Rent, or any other periodic payments required to be paid by Tenant under this Lease, shall constitute a default. "Chronic delinquency" shall mean failure by Tenant to pay Rent, or any other periodic payments required to be paid by Tenant under this Lease within five (5) days after written notice thereof for any three (3) months (consecutive or nonconsecutive) during any twelve (12) month period. In the event of a chronic delinquency, at Landlord's option, Landlord shall have the additional right to require that Rent be paid by Tenant quarter-annually, in advance.

          23.2.  REMEDIES.  Upon a default, Landlord shall have the following
                 --------
remedies, in addition to all other rights and remedies provided by law or otherwise provided in this lease:

                 23.2.1. Landlord may continue this Lease in full force and effect, and this Lease shall continue in full force and effect as long as Landlord does not terminate this lease, and Landlord shall have the right to collect Rent and other charges when due.

                 23.2.2. Landlord may terminate Tenant's right to possession of the Premises at any time by giving written notice to that effect, and relet the Premises or any part thereof. Landlord shall use commercially reasonable efforts to relet the Premises on Tenant's behalf. On the giving of the notice, all of the Tenant's rights in the Premises, shall terminate. Upon such termination, Tenant shall surrender and vacate the Premises in the condition required by
Article 25, and Landlord may re-enter and take possession of the Premises and all the remaining improvements or property and eject Tenant or any of the Tenant's subtenants, assignees or other person or persons claiming any right under or through Tenant or eject some and not others or eject none. This Lease may also be terminated by a judgment specifically providing for termination. Any termination under this Section shall not release Tenant from the payment of any sum then due Landlord or from any claim for damages or Rent or other sum previously accrued or then accruing against Tenant. Upon such termination Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises or any part thereof, including, without limitation, broker's commissions, expenses of cleaning and redecorating the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the remaining term of this Lease. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right, at Tenant's cost and without liability for the loss thereof or damage thereto, to remove all Tenant's personal property, which shall be deemed to have been abandoned by Tenant, and either store same or otherwise dispose of same in Landlord's sole and absolute discretion. Landlord and Tenant hereby acknowledge that in the event of such a termination, actual damages to Landlord may be difficult to ascertain, and accordingly, hereby agree that in such event, the net present value of the Base Rent due from the date of such termination to the Lease Expiration Date, discounted at ten percent (10%) per annum, less the fair rental value of the Premises as determined by Landlord, which determination shall be deemed conclusive, from the date of such termination until the Lease Expiration Date, discounted at ten percent (10%) per annum, shall thereupon be immediately due and payable to Landlord to compensate Landlord for Tenant's default and such termination. The payment of such amount by tenant shall be in lieu of the payment of Base Rent owed by Tenant for the remaining Term. Tenant waives redemption or relief from forfeiture under any other present or future law, in the event Tenant is evicted or Landlord takes possession of the Premises by reason of any default of Tenant hereunder.

                 23.2.3. Landlord, may except as may otherwise have been agreed to between the parties pursuant to landlord lien waivers, with or without terminating the Lease, re-enter the Premises and remove all persons and property from the Premises; such property shall be deemed to have been abandoned by Tenant and may either be removed and stored in a public warehouse or elsewhere or otherwise disposed of in Landlord's sole and absolute discretion, all at the cost of Tenant. The parties hereby agree that Landlord shall not be liable for the loss of such property or any damages thereto. No re-entry or taking possession of the Premises by Landlord pursuant to this Section shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant.

                 23.2.4. Landlord's rights pursuant to this Article, including without limitation, Landlord's rights to collect Base Rent, Additional Rent and other charges due under this Lease, shall survive any termination of the Lease, whether such termination is effected pursuant to this Article or otherwise. Landlord shall use reasonable efforts to relet the Premises in order to mitigate Tenant's damages. Any payment by Tenant of a sum of money less than the entire amount due Landlord at the time of such payment shall be applied to the obligations of Tenant then furthest in arrears. No endorsement or statement on any check or accompanying any payment shall be deemed an accord and satisfaction and any payment accepted by Landlord shall be without prejudice to Landlord's right to obtain the balance due or pursue any other remedy available to Landlord both in law and in equity.

percent (50%) of the consideration, if any, received by Tenant for such assignment. Such overage amounts shall be due and payable by Tenant to Landlord within five (5) days of Tenant's receipt of payment from the subtenant or assignee. Overage amounts in the case of a sublease shall be calculated and adjusted (if necessary) on a Lease Year (or partial Lease Year) basis, and there shall be no cumulative adjustment for the Term. No consent to any assignment or sublease shall constitute a further waiver of the provisions of this Section, and all subsequent assignments or subleases may be made only with the prior written consent of Landlord. An assignee of Tenant, at the option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder and shall assume all such obligations in writing in a form satisfactory to Landlord in its sole and absolute discretion, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder. Any assignment or sublease without Landlord's consent shall be void, and shall, at the option of Landlord, constitute a default under this Lease.

     24.  SUBORDINATION AND ATTORNMENT. Upon request of Landlord, Tenant will,
          ----------------------------
in writing, subordinate its rights hereunder to the lien of any mortgage, deed of trust, ground lease or underlying lease now or hereafter in force against the Premises, and to all advances made or hereafter to be made upon the security thereof subject, however, to the holder of such mortgage, deed or trust, or ground lease agreeing not to disturb this lease or Tenant's rights hereunder so long as Tenant is not in default. Tenant shall execute and return to Landlord any such subordination documents within ten (10) days of Landlord's written request. If Tenant does not provide Landlord with such subordination documents within ten (10) days of Landlord's written request, then Tenant hereby authorizes Landlord to execute such subordination documents acting as duly authorized agent for Tenant. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the premises, Tenant shall attorn to the purchaser at any such foreclosure, or to the grantee of a deed in lieu of foreclosure, and recognize such purchaser or grantee as Landlord under this Lease. The provisions of this article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereunder.

     25.  SURRENDER OF POSSESSION.  Upon expiration of the Term of this Lease or
          -----------------------
as otherwise provided hereunder, Tenant shall promptly and peacefully surrender the premises to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable use and wear and tear and damage by storm, fire, lightning, earthquake or other casualty excepted, all to the reasonable satisfaction of Landlord. If the premises are not surrendered in accordance with the terms of this Lease, tenant shall indemnify landlord and its agents, employees, independent contractors, officers, directors, partners, and shareholders against any loss or liability including reasonable attorneys' fees and costs, and including liability to succeeding tenants, resulting from delay by Tenant in so surrendering the premises. This indemnification shall survive termination of this Lease.

     26.  NON-WAIVER.  Waiver by Landlord of any breach of any term, covenant,
          ----------
or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition(s); or any subsequent breach of the same or any other term, covenant or condition of this lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No provision of this Lease shall be deemed to have been waived or modified by Landlord or Tenant unless such waiver or modification shall be in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     27.  HOLDOVER.  If Tenant shall, without the written consent of Landlord,
          --------
hold over after the expiration of the Term of this lease such tenancy shall be deemed a month-to-month tenancy, which tenancy may be terminated by either party upon thirty (30) days written notice to the other party. During such tenancy, Tenant agrees to pay to Landlord, each month, the greater of the fair market rental value for the premises or one hundred twenty-five percent (125%) of the rent payable by tenant for the last month of the term of this lease.

     28.  CONDEMNATION.  If fifty percent (50%) or more of the Premises or of
          ------------
such portions of the building as may be required for the reasonable use of the premises, are taken by eminent domain or sale under threat of condemnation by eminent domain, this lease shall automatically terminate as of the date title vests in the condemning authority, and all rent and other payments shall be paid to that date. Landlord reserves all rights to damages to the premises for any partial or entire taking by eminent domain, and tenant hereby assigns to Landlord any right tenant may have to such damages or award, and Tenant shall make no claim against landlord or the condemning authority for damages for termination of the leasehold interest or interference with tenant's business. Tenant shall have the right to claim and recover from the condemning authority compensation for any loss which tenant may incur for tenant's moving expenses, business interruption or taking of tenant's personal property (not including Tenant's leasehold interest) or any other claim so long as such claim does not diminish or impair Landlord's claim and award.

     29.  NOTICES.  All notices and demands which may be required or permitted
          -------
to be given to either party hereunder shall be in writing, and shall be sent by overnight courier or United States mail, postage prepaid, certified or registered with return receipt requested, to the addresses set forth below, or to such other person or place as each party may from time to time designate in a notice to the other. Notice shall be deemed received upon delivery, if sent by overnight courier, or upon the earlier of, if sent by mail, actual receipt or the third day after deposit in the united states mail, postage prepaid. Notices shall be addressed as follows:

If to Landlord:                    If to Tenant (before lease commencement):

Aetna Life Insurance Company       CMC DataComm, Inc.
c/o Trammell Crow Company          1953 Gallows Road
1115 30th Street, N.W.             Vienna, Virginia 22182
Washington, D.C. 20007

                                   (after lease commencement):

                                   Suite 300
                                   1861 Wiehle Avenue
                                   Reston, Virginia 22090

                                   with a copy to:

                                   Canadian Marconi Company
                                   600 Dr. Frederick-Philips Blvd
                                   ------------------------------
                                   Saint-Laurent, Quebec
                                   ------------------------------
                                   H4M 2S9 Canada
                                   -----------------------------

     30.  MORTGAGEE PROTECTION.  Tenant agrees to give any mortgagee(s) and/or
          --------------------
trust deed holder(s), by overnight courier or certified or registered mail, return receipt requested, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the addresses of such mortgagee(s) and/or trust deed holders(s). Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this lease, then the mortgagee(s) and/or trust deed holder(s) shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty
(30) days any mortgagee and/or trust deed holder(s) has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event this lease shall not be terminated while such remedies are being so diligently pursued.

     31. COSTS AND ATTORNEYS' FEES. If Tenant or Landlord shall employ an attorney with regard to any act, omission or activity of the other with regard to this Lease, including any suit by Landlord for the recovery of rent or other payments due hereunder or possession of the Premises, the losing party shall pay the prevailing party a reasonable sum for attorneys' fees and costs, including without limitation those incurred in connection with any litigation, at trial and on appeal, and such attorneys' fees and costs shall be deemed to have accrued on the commencement of such action.

     32. BROKERS. Tenant and landlord each represent and warrant to the other that neither it nor its officers or agents nor anyone acting on its behalf has dealt with any real estate broker other than the manager who represented Landlord and the fred ezra company who represented tenant in the negotiating or making of this Lease, and Tenant and Landlord each agree to indemnify and hold each other, its agents, employees, partners, directors, shareholders and independent contractors harmless from all liabilities, costs, demands, judgments, settlements, claims, and losses, including reasonable attorneys' fees and costs, incurred by landlord or tenant in conjunction with any such claim or claims of any other broker or brokers claiming to have interested tenant in the building or premises or claiming to have caused tenant to enter into this lease.

     33.  LANDLORD'S LIABILTY.
          -------------------

          33.1. Anything in this Lease to the contrary notwithstanding, covenants, undertakings and agreements herein made on the part of Landlord are made and intended not for the purpose of binding Landlord personally or the assets of Landlord but are made and intended to bind only Landlord's interest in the Premises and Building, as the same may, from time to time, be encumbered and no personal liability shall at any time be asserted or enforceable against Landlord or its stockholders, officers or partners of their respective heirs, legal representatives, successors and assigns on account of the Lease or on account of any covenant, undertaking or agreement of Landlord in this Lease.

          33.2. Except for damages or injuries caused by the negligence or willful misconduct of Landlord, Landlord shall not be liable for any damage or injury which may be sustained by Tenant or any other person from water by reason of the breakage, leakage or obstruction of the roof, roof drains, sprinkler systems, water or soil pipes or any other leakage in or about the Premises, or resulting from the negligence or willful misconduct on the part of any of the Landlord's other tenants, their agents or employees. Landlord shall not be liable for any loss of property from any cause whatsoever, including not by way of limitation, theft, vandalism or burglary from the Premises, and Tenant covenants and agrees to make no claim for any such loss at any time.

     34.  ESTOPPEL CERTIFICATES.  Tenant shall, from time to time, within ten
          ---------------------
(10) business days of Landlord's written request, execute, acknowledge and deliver to Landlord or its designee a written statement stating: the date the Lease was executed and the date it expires; the date Tenant entered occupancy of the premises; the amount of base rent, additional rent and other charges due hereunder and the date to which such amounts have been paid; that this lease is in full force and effect has not been assigned, modified, supplemented or amended in any way (or specifying the date and terms of any agreement so affecting this Lease); that this lease represents the entire agreement between the parties as to this leasing; that all conditions under this lease to be performed by landlord have been satisfied (or specifying any such conditions that have not been satisfied); that all required contributions by Landlord to Tenant on account of Tenant's improvements have been received (or specified); that on the date of such statement there are no existing defenses or offset which Tenant has against the enforcement of this Lease by Landlord (or if so, specifying the same); that no rent has been paid more than one (1) month in advance; that no security has been deposited with Landlord (or, if so, the amount thereof); or any other matters evidencing the status of the lease, as may be required either by a lender making a loan to landlord to be secured by a deed of trust or mortgage against the building, or a purchaser of the building. It is intended that any such statement delivered pursuant to this article may be relied upon by a prospective purchaser of landlord's interest or a mortgagee of landlord's interest or assignee of any mortgage upon landlord's interest in the building. If Tenant fails to respond within ten business (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any factual information supplied by Landlord to a prospective purchaser or mortgagee.

     35.  FINANCIAL STATEMENTS.  Within ten (10) days after Landlord's request,
          --------------------
Tenant shall deliver to Landlord the most recent available financial statements of Tenant, and financial statements of each of the two (2) years prior to the current financial statements year, with an opinion of a certified public accountant, including a balance sheet and profit and loss statement for the most recent prior year, all prepared in accordance with generally accepted accounting principles consistently applied. Landlord hereby agrees that it shall not request such financial statements more often than one (1) times per calendar year. Tenant also agrees, within five (5) days of Landlord's request, to provide such further financial information (such as quarterly statements) as Landlord may request.

     36.  TRANSFER OF LANDLORD'S INTEREST.  In the event of any transfer(s) of
          -------------------------------
Landlord's interest in the Premises or the Building, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of landlord accruing from and after the date of such transfer so long as the transferee assumes landlord's obligations and liabilities hereunder, and tenant agrees to attorn to the transferee.

     37.  RIGHT TO PERFORM.  If Tenant shall fail to pay any sum of money, other
          ----------------
than rent, required to be paid by it hereunder, or if Tenant shall fail to perform any other act on its part to be performed hereunder, which such failure shall continue for thirty (30) days, then, in addition to a default if provided by section 23.1, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on tenant's part to be made or performed as provided in this Lease. Notwithstanding the foregoing, in the event of an emergency, if Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, immediately make any such payment or perform any such other act on Tenant's part to be made or performed as provided in this Lease. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this Article as in the case of default by Tenant in the payment of rent. All sums paid by Landlord and all penalties, interest and costs in connection therewith, shall be due and payable by Tenant as Additional Rent on the next day after such payment by Landlord, together with interest thereon at the maximum rate of interest permitted by law from such date to the date of payment.

     38.  SALES AND AUCTIONS.  No retail sales may be conducted at, upon or in
          ------------------
the premises. Except with respect to the basement space, Tenant may not use the exterior walls and doorways of the premises for storage. Tenant agrees not to install any exterior lighting, amplifiers or similar devices in or about the Premises. Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

     39.  ROOFTOP EQUIPMENT.  Tenant may install, at its sole cost,
          -----------------
telecommunications equipment (the "Rooftop Equipment") on the roof of the Building, subject to Landlord's prior written approval, not to be unreasonably withheld, of plans and specifications for the Rooftop Equipment and the type and placement of all cabling and wiring ancillary thereto. Tenant shall be responsible for paying all reasonable out-of-pocket, third party costs associated with landlord's review of such plans and specifications for the Rooftop Equipment (if any). Landlord shall not charge tenant additional rent for the use of space on the roof for the Rooftop Equipment. Tenant shall be responsible for obtaining and maintaining all approvals, permits and licenses required by fairfax county, reston or any federal, state or local government for installation and operation of the rooftop equipment and shall pay all fees attendant thereto. If the Rooftop Equipment is installed, tenant shall have sole responsibility for the maintenance, repair and replacement thereof and of all cabling and wiring ancillary thereto and Tenant will be responsible for bearing the costs to repair any damage cause to the roof or building by the installation of the Rooftop Equipment. At the expiration or earlier termination of this Lease, Tenant shall remove the rooftop equipment and all cabling and wiring ancillary thereto and shall be responsible to repair any damage caused to the roof or building in connection with such removal.

Additionally, Tenant covenants and agrees that:

          (a) The Rooftop Equipment shall not unreasonably interfere with the standard use of the Building by other tenants;

          (b) Pursuant to Section 5.1, Tenant shall pay any increase in Landlord's insurance rates occasioned by the installation or operation of the Rooftop Equipment;

          (c) Tenant shall fully insure against damage occasioned by the installation and/or operation of the Rooftop Equipment;

          (d) Landlord shall retain the right to designate the placement of the Rooftop Equipment and to require such reasonable "screening" type improvements to the Building, as may be required to maintain its cosmetic appearance;

          (e) If Tenant accesses the roof without a designated representative of Landlord, the burden of proof for any damages subsequent to such access shall be upon Tenant;

          (f) Tenant agrees to indemnify Landlord (and its agents, employees, officers, representatives and shareholders) and hold Landlord (and its agents, employees, officers, representatives and shareholders) harmless from all loss, cost, damage and expense, including reasonable attorneys fees, incurred by Landlord (and its agents, employees, officers, representatives and shareholders) as a result of the installation, maintenance, presence, use or removal of any Rooftop Equipment;

          (g) Tenant's rights to install, operate and maintain the Rooftop Equipment as contained in this provision shall not be transferable or assignable to an assignee or subtenant (except to a permitted assignee or subtenant under Section 20.1 or an assignee or subtenant that was approved by Landlord in writing) without the express written consent of Landlord which can be granted or withheld in Landlord's sole discretion; and

          (h) There shall be no change or alteration in the Rooftop Equipment without the prior written approval of Landlord, which approval may be granted or withheld in Landlord's sole discretion.

     40.  SECURITY.  Tenant hereby agrees to the exercise by landlord and its
          --------
agents and employees, within their sole discretion, of such security measures as it deems necessary for the Building.

     41.  AUTHORITY OF TENANT.  Tenant warrants to Landlord that Tenant, if
          -------------------
other than an individual, is a validly existing legal entity under the laws of the state of its formation, that it is duly qualified to do business in the state in which the premises are located, that its entry into and performance of this Lease has been duly authorized, that, if Tenant is not an individual, the officer(s), partner(s) or trustee(s), as applicable, executing this lease on Tenant's behalf are duly authorized to do so, and that this lease is binding upon Tenant.

     42.  NO ACCORD OR SATISFACTION.  No payment by Tenant or receipt by
          -------------------------
Landlord of a lesser amount than the rent and other sums due hereunder shall be deemed to be other than on account of the earliest Rent or other sums due, nor shall any endorsement or statement on any check or accompanying any check or payment be deemed an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sum and to pursue any other remedy provided in this Lease.

     43.  MODIFICATIONS FOR LENDER.  If in connection with obtaining financing
          ------------------------
for the Building or any portion thereof, Landlord's lender shall request reasonable modifications to this Lease as a condition to such financing, Tenant shall not unreasonably withhold, delay, or defer its consent to such modification provided such modifications do not materially adversely affect Tenant's rights hereunder.

     44. PARKING. Tenant's occupancy of the Premises shall include the use of one hundred ten (110) parking spaces, of which ten (10) shall be reserved to Tenant and the remaining one hundred (100) of which shall be used in common with other tenants, invitees and visitors of the Building. Tenant shall have the right to park in the building parking facilities in common with other Tenants of the Building. Tenant agrees not to overburden the parking facilities and agrees to cooperate with landlord and other tenants in use of the parking facilities. Landlord reserves the right in its absolute discretion to determine whether the parking facilities are becoming overburdened and to allocate and assign parking spaces among Tenant and other Tenants, and to reconfigure the parking area and modify the existing ingress to and egress from the parking area as Landlord shall deem appropriate.

     45.  GENERAL PROVISIONS.
          ------------------

          45.1.  Acceptance.  The submission of this Lease by Landlord does not
                 ----------
constitute an offer by Landlord or other option for, or restriction of, the Premises, and this Lease shall only become effective and binding upon Landlord, upon full execution hereof by Landlord and delivery of a signed copy to Tenant.

          45.2.  Joint Obligation.  If there be more than one Tenant, the
                 ----------------
obligations hereunder imposed shall be joint and several.

          45.3.  Marginal Headings, Etc.  The marginal headings, Table of
                 ----------------------
Contents, lease summary sheet and titles to the articles and sections of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

          45.4.  Choice of Law.  This Lease shall be governed by and construed
                 -------------
in accordance with the laws of the State in which the Premises are located.

          45.5.  Successors and Assigns.  The covenants and conditions herein
                 ----------------------
contained, subject to the provisions as to assignment, inure to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

          45.6.  Recordation.  Neither Landlord nor Tenant shall record this
                 -----------
Lease, but a short-form memorandum hereof may be recorded at the request of Landlord.

          45.7.  Quiet Possession.  Upon Tenant's paying the Rent and other
                 ----------------
charges due hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the Term hereof (including any renewal), subject to all the provisions of this Lease.

          45.8.  Partial Invalidity.  Any provision of this Lease which shall
                 ------------------
prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions(s) shall remain in full force and effect.

          45.9.  Cumulative Remedies.  No remedy or election hereunder shall be
                 -------------------
deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

          45.10. Entire Agreement.  This Lease contains the entire agreement of
                 ----------------
the parties hereto and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect.

          45.11. Labor Disputes.  Tenant agrees that it will not at any time,
                 --------------
either directly or indirectly, employ or permit the employment of any contractor, mechanic or laborer, or permit any materials in the Premises, in connection with any services, provisions, alterations or maintenance, if the use of such contractor, mechanic or laborer or such materials may create any difficulty, strike or jurisdictional dispute with other contractors, mechanics or laborers engaged by Landlord or others, or would disturb the construction, maintenance, cleaning, janitorial services, repair, management, security or operation of the Building or any part thereof. In the event of any interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers, or all materials causing such interference, difficulty or conflict, to leave or be removed from the Building immediately.

          45.12.  Waiver of Counterclaim.  [Intentionally deleted.]
                  ----------------------

          45.13. Time Is of the Essence.  Time is of the essence of this Lease.
                 ----------------------
Unless specifically provided otherwise, all references to terms of days or months shall be construed as references to calendar days or calendar months, respectively.

          45.14. Execution.  This Lease may be executed in any number of
                 ---------
counterparts, each of which shall be deemed an original and any of which shall be deemed to be complete in itself and may be introduced into evidence or used for any purpose without the production of the other counterparts.

          45.15. Force Majeure.  A party to this Lease shall be excused from the
                 -------------
performance of its duties and objections under this Lease, except obligations for the payment of money such as Base Rent, for the period of delay, but in no event longer than ninety (90) days, caused by labor disputes, governmental regulations, riots, war insurrection, acts of God or other causes beyond the control of the party whose performance is being excused (but such causes shall not include insufficiency of funds).

          45.16. No Joint Venture.  This Lease does not and shall not be
                 ----------------
construed to create a partnership, joint venture or any other relationship other than that of landlord and tenant.


     46.  RULES AND REGULATIONS.  Tenant agrees to comply with such reasonable
          ---------------------
rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of the Building and parking and other common areas. Such rules may include but shall not be limited to the following: (i) restricting of employee parking to a limited, designated area or areas; and (ii) regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of tenant. the rules and regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other tenants or occupants of the Building.

     47.  NO WARRANTIES OR REPRESENTATIONS BY LANDLORD.  Tenant acknowledges and
          --------------------------------------------
agrees that, except as expressly set forth in this Lease, neither Landlord nor any agent or representatives of Landlord have made, and Landlord is not liable or responsible for or bound in any manner by any express or implied representations, warranties, covenants, agreements, obligations, guarantees, statements, information or inducements pertaining to the Premises or any part hereof, the title and physical condition thereof, the quantity, character, fitness and quality thereof, merchantability, fitness for particular purpose, the income, expenses or operation thereof, the value and profitability thereof, the uses which can be made thereof or any other matter or thing whatsoever with respect thereto. Tenant acknowledges, agrees, represents and warrants that it has had the opportunity and has in fact inspected the Premises, and that it has had access to information and data relating to all of same as Tenant has considered necessary, prudent, appropriate or desirable for the purposes of this transaction and, without limiting the foregoing, that Tenant and its agents and representatives have independently inspected, examined, analyzed and appraised all of same, including the condition, value and profitability thereof. Without limiting the foregoing, tenant acknowledges and agrees that, except as expressly set forth in this Lease, Landlord is not liable or responsible for or bound in any manner by (and tenant has no relief upon) any oral or written or supplied guarantees, statements, information or inducements pertaining to the Premises or any part hereof, such condition and such operation and any other information respecting same furnished by or obtained from landlord or any agent or representative of Landlord.

     48.  LANDLORD'S CONSENT OR APPROVAL.
          ------------------------------

          48.1. With respect to any provision of this Lease which provides that Tenant shall obtain Landlord's prior consent or approval, Landlord may withhold such consent or approval for any reason at its sole discretion, unless the provision specifically states that the consent or approval will not be unreasonably withheld.

          48.2. With respect to any provision of this Lease which provides that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

     49. SIGNAGE. Tenant shall be entitled to standard building signage which includes directory and door signage only. Any signs over and above building standard shall be placed by Tenant at Tenant's sole cost only with the prior written consent of Landlord, in Landlord's sole and absolute discretion. Pursuant to and in accordance with the terms of special stipulation no. 8 in EXHIBIT B, Tenant shall have the right to install and maintain identification
---------
signage on the uppermost spandrel of the Building.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease, in triplicate, on the day and year first above written.

                                    LANDLORD:
                                    --------

                                    AETNA LIFE INSURANCE COMPANY, a Connecticut corporation



                                    By:             /s/ Thomas G. Dudeck
                                       -----------------------------------------
                                      Printed Name:     Thomas G. Dudeck
                                                   -----------------------------
                                      Its:              Assistant Vice President
                                          --------------------------------------

                                    TENANT:
                                    ------

                                    CMC DATACOMM INC., a ___________ corporation



                                    By:            /s/ Marcia McKenzie
                                       -----------------------------------------
                                      Printed Name:    Marcia McKenzie
                                                   -----------------------------
                                      Its:
                                          --------------------------------------

                                  EXHIBIT "A"

                     LOCATION AND DESCRIPTION OF PREMISES


          Description of Premises pursuant to a lease dated ____________________, 1995, by and between Aetna Life Insurance Company ("Landlord") and CMC DataComm Inc. ("Tenant"): Twenty-five Thousand One Hundred Forty-one (25,141) square feet on the third (3rd) floor and approximately Three Thousand (3,000) square feet in the basement of 1861 Wiehle Avenue, the 73,685 square foot building located at 1861 Wiehle Avenue, Reston, Virginia 22090.

                                   EXHIBIT B

                             SPECIAL STIPULATIONS
                             --------------------


These Special Stipulations are hereby incorporated into this Lease and in the event they conflict with any provision of this Lease, the Special Stipulations shall control.

1.   BASE RENT FOR THE PREMISES (EXCLUDING BASEMENT SPACE).
     ----------------------------------------------------

     The Base Rent for the Premises (excluding the Basement Space) for the First
     (1st) Lease Year (as that term is defined in Section 9.1.2) of the Term hereof shall be $14.50 per rentable square foot. During said first Lease Year, Tenant shall pay no Additional Rent for Operating Costs and Property Taxes under Section 9 and Section 10 of the Lease. Thereafter, Tenant shall pay its prorata share of Operating Costs and Property Taxes in accordance with the terms of Section 9 and Section 10 of the Lease. The Base Rent for the Premises (excluding the Basement Space) for the second (2nd) Lease Year shall be calculated as follows:

     $14.50 - (Base Amount + Tenant's Share of Property      x 1.025 =
                             Taxes for the Base Tax Year)
                             ---------------------------
                             the rentable square footage in
                             the Premises (excluding the
                             Basement Space)

              Base Rent for the Premises (excluding the Basement Space)

     Thereafter, Base Rent for the Premises (excluding the Basement Space) shall increase by two and one-half percent (2.5%) per year over the previous Lease Year's Base Rent. For example, assuming the sum of the Base Amount and Tenant's Share of Property Taxes for the Base Tax Year expressed in per rentable square feet is $5.50, then Base Rent for the Premises (excluding the Base Space) shall be as follows:

     [$14.50 - 5.50] x 1.025 = $9.23

Lease            Base Rent           Base Rent                Base Rent
Year            per Sq. Ft.          per Annum                per Month
----            -----------          ---------                ---------
2                 $9.23              $232,051.43               $19,337.62

3                 $9.46              $237,833.86               $19,819.49

4                 $9.70              $243,867.70               $20,322.31


                                 EXAMPLE ONLY


2.   BASE RENT FOR THE BASEMENT SPACE.
     --------------------------------

           The Base Rent for the Basement Space shall be as follows:

        1                 $4.35               $13,050.00                $1,087.50

        2                 $4.46               $13,380.00                $1,115.00

        3                 $4.57               $13,710.00                $1,142.50

        4                 $4.68               $14,040.00                $1,170.00

        5                 $4.80               $14,400.00                $1,200.00

        6                 $4.92               $14,760.00                $1,230.00

        7                 $5.04               $15,120.00                $1,260.00

        8                 $5.17               $15,510.00                $1,292.50

        9                 $5.30               $15,900.00                $1,325.00

        10                $5.43               $16,290.00                $1,357.50


3.   EXTENSION OPTION.  So long as this Lease is in full force and effect and
     ----------------
Tenant is not in default hereunder, Tenant shall have the option (the "Extension Option") to extend the Term for the entire Premises for one (1) additional period of five (5) years (the "Extension Period") subject to the following terms and conditions:

a. Tenant shall not have the right to assign the Extension Option to any sublessee or assignee of the Premises, nor may such sublessee or assignee exercise or enjoy the benefit of such Extension Option (except to a permitted assignee or subtenant under Section 20.1 or an assignee or subtenant approved by Landlord in writing).

b. Tenant shall have given Landlord written notice of its exercise of the Extension Option on or before one hundred eighty (180) days prior to the expiration of the Term.

c. The Extension Option shall be only applicable to the entire Premises, as it may have expanded or contracted from time to time pursuant to the Terms of this Lease, as it may have been amended from time to time, or by other agreement of Landlord and Tenant; provided, however, Tenant shall have the right to omit the Basement Space from the Premises during the Extension Period.

d. The terms and conditions of this Lease, as it may have been amended from time to time, shall remain in full force and effect during any Extension Period except that the term "Base Rent" shall be modified to mean ninety five percent (95%) of the rent charged at the Prevailing Market Rate (as hereinafter defined).

e. At least thirty (30) days before the commencement of an Extension Period, Landlord and Tenant agree to enter into an amendment to this Lease to evidence the exercise of the Extension Option.

f. "Prevailing Market Rate" shall mean the then prevailing market rate for rent for leases comparable to this Lease for space comparable to the Premises taking into account such factors offered to third party tenants for comparable space as the base services year for pass-through expenses, rent or other market concessions, tenant improvement allowances, lease commissions saved or incurred, moving allowances, and the age, quality, function, location and condition of the Building. The Prevailing Market Rate shall be determined between Landlord and Tenant by mutual agreement. Landlord shall advise Tenant in writing, within thirty (30) days after Landlord's receipt of Tenant's election to exercise the Extension Option, of its proposed Prevailing Market Rate, on a rentable square foot basis as of the beginning of the Extension Period. Within thirty (30) days of receipt of Landlord's notice, Tenant shall advise Landlord, in writing, whether or not Tenant accepts or rejects the Prevailing Market Rate proposed by Landlord. Tenant's failure to accept or reject in writing the Prevailing Market Rate proposed by Landlord within such thirty (30) day period, shall be deemed rejection by Tenant, and the Lease shall end on the Lease Expiration Date. If Tenant accepts such rate in writing, then the Base Rent rate during the Extension Period shall be said rate. If Tenant rejects in writing the Prevailing Market Rate proposed by Landlord, Tenant shall have the option to specify in such notice its selection of a real estate broker, who shall act on Tenant's behalf in determining the Prevailing Market Rate or elect to allow the then-current term of the Lease to expire on the Lease Expiration Date. Within thirty (30) days after the Landlord's receipt of Tenant's selection of a real estate broker, Landlord, by written notice to Tenant shall designate a real estate broker, who shall act on Landlord's behalf in the determination of the Prevailing Market Rate. Within thirty (30) days of the selection of Landlord's broker, the two brokers shall render a joint written determination of the Prevailing Market Rate. If the two brokers are unable to agree upon a joint written determination within said thirty (30) day period, the two brokers shall select a third broker meeting the qualifications stated above. Each of the parties shall bear one-half (1/2) of the cost of the appointment of the third broker and of the third broker's fee. If the three (3) brokers are unable to agree upon the Prevailing Market Rate within the thirty (30) days following the appointment of the third broker, then each broker shall separately determine the Prevailing Market Rate, they shall average the two
     (2) closest figures, and within three (3) days after the expiration of such thirty (30) day period, the appointed third broker shall notify Landlord and Tenant of such averaged determination of the Prevailing Market Rate, which averaged determination shall be binding upon both Landlord and Tenant. In the event that one of the three brokers' Prevailing Market Rates is equidistant between the highest and the lowest, then notwithstanding the foregoing sentence, there shall be no averaging, and the equidistant Prevailing Market Rate shall be the final arbitrated rate. In the event that the appraisal process has not been completed prior to the commencement of the Extension Period, then upon commencement of the Extension Period, and until the appraisal process is completed (the "Interim Period"), Tenant shall pay Landlord monthly Base Rent equal to the Base Rent for the immediately preceding Lease year, until the increase in the Base Rent is determined by such process as provided herein; provided, however, that such payments made during the Interim Period shall be subject to adjustment based upon the results of such process. If, as a result of such appraisal process, it is determined that Tenant has underpaid Base Rent during the Interim Period, then such underpaid Base Rent shall be due from Tenant to Landlord within (30) days after expiration of the Interim Period. If, as a result of such appraisal process, it is determined that Tenant has overpaid Base Rent during the Interim Period, then such overpaid Base Rent shall be credited to Tenant's next payment(s) of Base Rent falling due under this Lease. All brokers selected in accordance with this subparagraph shall have at least five (5) years prior experience in the metropolitan Washington, D.C. commercial leasing market and shall be members of the Greater Washington, D.C. Board of Realtors or similar professional organization. If either Landlord or Tenant fails or refused to select a broker, the other broker shall alone determine the Prevailing Market Rate. Landlord and Tenant agree that they shall be bound by the determination of Prevailing Market Rate pursuant to this subparagraph for the Extension Period. Landlord shall bear the fee and expenses of its broker and Tenant shall bear the fee and expenses of its broker.

4.   Expansion Option.  So long as the space is "available for lease" (as
     ----------------
     hereinafter defined), Tenant shall have the option (the "Expansion Option") to add any other space in the Building (the "Expansion Space") to the Premises during the first Lease Year by providing prior written notice to Landlord at least ninety (90) days in advance of the date Tenant wishes to occupy the Expansion Space (the "Effective Date"). The Expansion Space shall be "available for lease" if (i) the space is not already leased or
     (ii) the space will become vacant because the existing lease has or will expire with no renewal provision which was exercised. The Expansion Option is also subject to and subordinate to the rights of existing tenants in the Building. Should Tenant fail to duly and timely exercise the Expansion Option, or elects not to exercise the Expansion Option, the expansion Option shall become null and void and of no further force or effect.
     Should Tenant duly and timely exercise the Expansion Option, the Expansion Space shall be added to this Lease from and after the date Landlord delivers the Expansion Space to Tenant, or such earlier date to which Landlord and Tenant may mutually agree, through the last day of the Term, as the same may be extended. Except as explicitly set forth herein, the Expansion Space shall be subject to all terms and provisions of the Lease. Tenant improvements for the Expansion Space shall be designed and installed in accordance with the procedures and conditions set forth in EXHIBIT C to
                                                                   ---------
     the Lease and Tenant's allowance for improvements shall be an amount equal to the product of multiplying $21.50 (which shall be the Tenant's allowance per square foot) times the rentable square footage of the Expansion Space times a fraction, the numerator of which is the number of full calendar months remaining in the Term of this Lease, and the denominator of which is the total number of months in the Term. Tenant shall not have any right's under this paragraph if, at the time of the exercise of the Expansion Option, Landlord does not approve Tenant's creditworthiness. In determining Tenant's creditworthiness, Landlord may consider any financial statements of Tenant and may compare them to financial statements submitted by Tenant in connection with the entry into this Lease. This Expansion Option shall not be effective or exercisable during the existence of a default by Tenant under this Lease.

5.   Tenant's First Refusal Right.  Subject to the rights, as of the date of
     ----------------------------
     this Lease, of any other tenants in the Building including, without limitation, the rights of Telephone Business Meetings, Inc., Landlord grants to Tenant a pre-exemptive right (the "First Refusal Right") to lease the First Refusal Space, as hereinafter defined, at any time during the Term, on and subject to the following terms and conditions. The First Refusal Right is not effective or exercisable by Tenant during the existence of a default by Tenant under this Lease.

     a. The "First Refusal Space" shall mean any space which is available to be leased in the Building.

     b. Should Landlord receive from a prospective third-party tenant a written offer to lease the First Refusal Space which Landlord is willing to accept (the "Third-Party Offer"), Landlord agrees promptly to so notify Tenant in writing of the Third-Party Offer. Tenant shall have a period of seven (7) business days after the date of the notice to Tenant within which to exercise the First Refusal Right (the "Acceptance Period") by delivery to Landlord of written notice of its exercise on or before the last day of the Acceptance Period. If Tenant fails to duly and timely exercise the First Refusal Right, or elects not to exercise the First Refusal Right, the same shall lapse and Landlord shall be free to lease the First Refusal Space to the third party submitting the Third-Party Offer.

     c. Within ten (10) days after the effective date of Tenant's exercise of the First Refusal Right, Landlord shall provide to Tenant an amendment to this Lease adding the First Refusal Space to the Premises and Landlord and Tenant shall have fifteen (15) days thenceforth to execute such amendment, which amendment shall subject the First Refusal Space to the terms and provisions of the Lease, except that Base Rent with respect to the First Refusal Space shall be the then Prevailing Market Rate as determined in accordance with the procedures set forth in Special Stipulation No. 2(f) above and the tenant improvement allowance (expressed in per square feet) shall also be a prevailing market allowance and shall be determined in accordance with Special Stipulation No. 2(f) above. Such tenant improvement allowance shall be multiplied by the rentable square feet of the First Refusal Space times a fraction, the numerator of which is the number of full calendar months remaining in the Term of this Lease, as the same may have been extended and the denominator of which is the total number of months in the Term.

     d. Should Tenant exercise its First Refusal Right and subsequently fail to enter into the amendment within the fifteen (15) day period as set forth in clause (c) above, Tenant's exercise of the First Refusal Right with respect to such Third-Party Offer shall be void and of no further force or effect.

     e. The First Refusal Right shall not apply if, as of the date of Landlord's receipt of the Third-Party Offer, there shall be less than two (2) year(s) remaining in the Term, as the same may have been extended.

     f. If Tenant fails to or elects not to exercise the First Refusal Right and the third party submitting the Third-Party Offer does not lease the First Refusal Space, the First Refusal Space shall again become subject to the First Refusal Right herein contained as to any subsequent Third-Party Offer submitted to Landlord.

     g. If Tenant elects to exercise the First Refusal Right, included with Tenant's written acceptance shall be Tenant's current audited financial statements. After reviewing such statements, Landlord reserves the right to request such credit enhancements as Landlord deems reasonable given the Rent for the First Refusal Space. Tenant shall not have any rights under this paragraph if, at the time of the exercise of the First Refusal Right, Landlord does not approve Tenant's creditworthiness. In determining Tenant's creditworthiness, Landlord may consider any financial statements of Tenant and compare them to financial statements submitted by Tenant in connection with the entry into this Lease.

6.   Reduced Rent.  So long as Tenant is not in default hereunder, all Rent
     ------------
     (including Base Rent and Additional Rent with respect to the Basement Space) for the first nine (9) months of the Term of this Lease shall be reduced by fifty percent (50%). Notwithstanding any other remedy set forth in the Lease, if Tenant fails to take possession of the Premises or otherwise defaults at any time during the Term of this Lease such that Landlord terminates this Lease or Tenant's possession hereunder, the unamortized portion of foregoing rent concession shall be cancelled and all Rent which would have otherwise been due during such nine (9) month period shall be immediately due and payable by Tenant to Landlord.

7.   Cancellation Option.  Notwithstanding anything to the contrary contained in
     -------------------
     this Lease, provided Tenant is not in default hereunder beyond any applicable notice and cure period or in the event that Tenant is in default, if Tenant shall cure such default, Tenant shall have the option to terminate this Lease, effective as of (i) the completion of the seventh
     (7th) Lease Year; (ii) the completion of the eighth (8th) Lease Year; and
     (iii) the completion of the ninth (9th) Lease Year (the "Cancellation Dates") by providing Landlord with written notice of such option election (the "Cancellation Notice"). Such Cancellation Notice shall be effective only if it is given to Landlord at least nine (9) months prior to the Cancellation Date (the "Cancellation Notice Deadline"); accordingly, if Tenant has not given its Cancellation Notice to Landlord prior to a Cancellation Notice Deadline, the respective Cancellation Option shall terminate and be of no further force or effect. As a condition precedent to any cancellation of this Lease pursuant to the provisions of this paragraph, Tenant shall pay to Landlord, as a cancellation fee, an amount equal to the sum of (i) $338,962.00 with respect to a cancellation effective at the completion of the seventh (7th) Lease Year; (ii) $237,022.00 with respect to a cancellation effective at the completion of the eighth Lease Year; or (iii) $124,407.00 with respect to a cancellation effective at the completion of the ninth (9th) Lease Year. Tenant shall also pay to Landlord an amount equal to the unamortized portion of any tenant improvement allowance, leasing commissions, free or reduced rent, if any, and other cost associated with either the First Refusal Space or the Expansion Space which has been added to the Premises which shall be payable by Tenant to Landlord at least thirty (30) days prior to the Cancellation Date. It is hereby acknowledged that any such amount required to be paid by Tenant in connection with such early termination is not a penalty but a reasonable pre-estimate of the loss incurred by Landlord as a result of such early termination of this Lease (which loss is impossible to calculate more precisely) and, in that regard, constitutes liquidated damages with respect to such loss. Tenant shall continue to be liable for its obligations under this Lease to and through the Cancellation Date, including, without limitation, Additional Rent that accrues pursuant to the terms of the Lease, with all of such obligations surviving the early termination of the term of this Lease. The rights granted to Tenant under this paragraph are personal to Tenant, and in the event of any assignment of this Lease or sublease by Tenant (except to a permitted assignee under Section 20.1 or to an assignee which is approved by Landlord in writing), this Cancellation Option shall thenceforth be void and of no further force or effect.

8. Signage. So long as the Lease is in full force and effect and Tenant is not in default thereunder, Tenant shall have the right, as its sole cost and expense, to install and maintain identification signage including its corporate name and logo on the upper most spandrel of the side of the Building facing Dulles Toll Road, subject to the following terms and conditions:

     a. Tenant shall have such right if and only for as long as Tenant leases and occupies at least 20,000 square feet in the Building;

     b. Tenant shall not have the right to assign this right to signage to any sublessee, transferee or assignee of the Lease or the Premises, not may such sublessee, transferee or assignee enjoy the use or benefit of such right (except to a permitted assignee or subtenant under Section
          20.1 or to an assignee or subtenant approved by Landlord in writing);

     c. The design, construction, size and all other aspects of such signage shall be subject to Landlord's prior written consent, which consent shall not be unreasonably withheld; and

     d. The expense of installing, construction, maintaining and removing the sign shall be the sole cost and expense of Tenant and shall be paid directly by Tenant. Tenant shall be responsible for all costs and expenses associated with such signage and Tenant shall promptly repair any damage to the Building resulting from the installation, construction, maintenance or removal of such signage. Upon the expiration of Tenant's right to such signage as provided hereinabove or otherwise upon the termination or expiration of the Lease, Tenant shall promptly remove the sign at its sole cost and expense. Tenant agrees to indemnify and hold Landlord harmless for any cost, expense, loss (normal wear and tear excepted) or other liability associated with the installation, construction, maintenance and removal of the sign.

9.   Renovation.   Landlord shall, at its sole cost and expense, repaint the
     Premises with two coats of paint and recarpet the circulation areas of the Premises within a reasonable time after the expiration of the fifth (5th) Lease Year.

10. Landlord's Property Insurance. Landlord shall, at its sole cost and expense but subject to the provisions of Section 8 regarding the recovery of Operating Costs, during the Term of this Lease maintain all risk property insurance on the Building for one hundred percent (100%) of the replacement cost of the Building. Additionally, Landlord shall carry general comprehensive liability insurance in amounts deemed reasonable by Landlord according to industry standards for office buildings of this size and type. Upon written request of Tenant, Landlord shall provide to Tenant written evidence of Landlord's compliance with this paragraph.

                                   EXHIBIT C

                                  WORK LETTER
                                  -----------
   PLANS AND SPECIFICATIONS FOR THE PREMISES (EXCLUDING THE BASEMENT SPACE)


The following are the Standard Improvement Items, the Standard Allowance of each of which Landlord shall provide at its expense as part of the improvements to be made to the Premises (excluding the Basement Space). Additionally, Landlord shall, at its sole cost and expense, paint and carpet the common areas on the third (3rd) floor as an additional part of the Standard Improvement Items.

1.   PARTITIONING

     1.1 Standard interior partitions shall be constructed of one-half inch (1/2") gypsum drywall on each side of three and five-eighths inch (3-5/8") steel studs, from slab to ceiling. Such drywall shall be taped, spackeled, finished and painted.

     1.2 All corridor and demising partitions shall be sound-insulated with 3 1/2" of batt insulation, finished gypsum drywall, and shall be constructed according to applicable building code provisions.

2.   DOORS

     2.1 Standard interior doors shall be solid-core, paint grade, shall be painted to match the partitioning, and shall include building standard hardware.

     2.2 Standard suite entrance doors shall be made of solid core wood, and shall include a building standard lockset.

3.   ELECTRICAL SERVICE

     The Standard Allowance shall not include any special outlet, any outlet not located on a drywall partition, or any separate circuit, all of which shall be provided at Tenant's expense.

4.   FLOOR COVERING

     Landlord shall provide a dark brown or black four-inch (4") high base for each partition covered by the Standard Allowance.

5.   WINDOW COVERING

     Landlord shall provide for each exterior window architectural narrow slat venetian blinds of a standard color.

6.   WALL FINISHES

     Landlord shall provide two (2) coats of paint on all partitions, doors and columns covered by the Standard Allowance using such paint color as is selected by Tenant from the selections provided by Landlord.

7.   GRAPHICS

     Landlord shall provide the suite number for the Premises, using Landlord's standard type for the Building. Any additional lettering requested by Tenant shall conform to such standard type and shall be provided at Tenant's expense.

8.   CEILING

     8.1 Landlord shall provide throughout the Premises an acoustical tile ceiling comprised of two-foot (2') by four-foot (4') panels, having an exposed grid system.

     8.2  The ceiling shall have a minimum height of eight feet, two inches
(8'2").

9.   HEATING, VENTILATING AND AIR-CONDITIONING SYSTEM

     Tenant will be responsible for all construction costs associated with changes to existing building heating, ventilation, air conditioning and electrical systems due to Tenant requirements which exceed or differ from building standards.

10.  FLOOR LOAD

     Floor load capabilities are designed for normal office space use. Tenant shall notify Landlord before the preparation of working drawings for the Premises of any concentration of floor loads which Tenant may desire, and shall bear any additional cost incurred by Landlord in accommodating the same.

11.  LANDLORD'S CONSTUCTION OF TENANT'S SPACE

     Landlord and Tenant agree that Landlord shall cause the construction of the improvements to the Premises in accordance with the plans, design and specifications prepared by Tenant ("Tenant's Plans"), and the working drawings prepared by Tenant (i.e., mechanical, electrical and plumbing drawings, the "Working Drawings"). Tenant's Plans and Working Drawings shall be prepared by Tenant and presented to Landlord for approval and review within thirty (30) days of the full execution of the Lease.

     Following the preparation and approval of Tenant's Plans and the Working Drawings, Landlord agrees to build-out the Premises according to Tenant's Plans and the Working Drawings. All construction for the Premises shall be awarded following a competitive bid format, with Trammell Crow Real Estate Services, Inc. serving as construction manager

("Construction Manager"). The Construction Manager shall: (1) prepare a bid package approved by Landlord and Tenant; (2) solicit bids from a minimum of three qualified general contractors approved by Landlord and Tenant; (3) prepare a bid analysis for review by Landlord and Tenant; and (4) award the bid to the lowest qualified general contractor (as approved by Tenant). On behalf of Landlord and Tenant, the Construction Manager shall supervise the construction for the Premises, ensuring that: (1) all construction is performed in a workmanlike manner; (2) all construction is in compliance with all applicable governmental regulations; and (3) all construction materials are free of defect (inherent or otherwise).

          a.  Tenant Allowance.  Landlord agrees to provide to Tenant an
              ----------------
allowance with respect to the Premises (excluding the Basement Space) of $22.50 per square foot (the "Tenant Improvement Allowance") (i.e., a total of 25,141 sf x $22.50 psf = $565,672.50). Such Tenant Improvement Allowance shall be solely used for the cost of all construction documents/drawings (not to exceed $1.50 per square foot of the total Tenant Improvement Allowance), permits, cabling (not to exceed $1.50 per square foot of the total Tenant Improvement Allowance) actual construction costs (materials and labor), general contractor fees, reasonable (and documented) moving related expenses (not to exceed $1.00 per square foot of the total Tenant Improvement Allowance), and a five percent (5%) construction management fee (such total costs hereinafter referred to as "Tenant Improvement Costs"). To the extent that Tenant Improvement Costs exceed Tenant Improvement Allowance (a "Shortfall"), Landlord will bill to Tenant the Shortfall in three (3) equal installments, due as follows: the first installment of one third (1/3) of the Shortfall to be made at the commencement of construction, and the second installment of one third (1/3) upon fifty percent (50%) of the construction being completed and the last installment of the one third (1/3) upon substantial completion of construction. To the extent that Tenant Improvement Costs are less than Tenant Improvement Allowance, Landlord shall credit the unused portion of Tenant Improvement Allowance against he first Base Rent payment(2) when due. In all events, ten percent (10%) of the total cost of the job will be held back from the general contractor until all punch list items are complete, to the reasonable satisfaction of Tenant's architect. There shall be no Tenant Improvement Allowance with respect to the Basement Space, provided, however, Landlord, at its sole cost and expense, shall carpet and paint the Basement Space, remove the wall between the two storage areas and construct a demising partition to separate the Basement Space from the remaining basement area.

          b.  Delay in Preparation of Tenant's Plans.  If Tenant does not
              --------------------------------------
complete preparation of Tenant's Plans and Working Drawings within the time periods specified above, and such delay causes Landlord to postpone substantial completion of the space or delays the Lease Commencement Date, then Tenant shall pay to Landlord on the date Rent would have commenced hereunder in the absence of such delay, a sum of money equivalent to the Rent for the Premises for the period during which Tenant would have been obligated to pay Rent to Landlord had not the Lease Commencement Date been so delayed.

          c.  Changes to Tenant Plans.  If changes are made by Tenant to
              -----------------------
Tenant's Plans after Landlord's approval, and should these changes to Tenant's Plans cause Landlord to postpone substantial completion of the space or delay the Lease Commencement Date and such postponement or delay is not attributable to a delay caused by Landlord, then Landlord shall have the right to refuse to permit the making of such changes unless and until Tenant shall have committed in writing, in a manner reasonably satisfactory to Landlord, to pay to Landlord on the date Rent would have commenced hereunder in the absence of such delay, a sum of money equivalent to the Rent for the Premises for the period during which Tenant would have been obligated to pay Rent to Landlord had not the Lease Commencement Date been so delayed.

          d.  Notice.    Tenant shall, by notice to Landlord in writing,
              ------
designate a single individual who Tenant agrees shall be available to meet and consult with Landlord at the Premises as Tenant's representative respecting the matters which are the subject of this Exhibit and who, as between Landlord and Tenant, shall have the power to legally bind Tenant, in making requests for changes, giving approval of plans or work, giving directions to Landlord or the like, under this Exhibit.

              Landlord shall, by notice to Tenant in writing, designate a single individual who Landlord agrees shall be available to meet and consult with Tenant at the Premises as Landlord's representative respecting the matters which are the subject of this Exhibit and who, as between Landlord and Tenant, shall have the power to legally bind Landlord, in making requests for changes, giving approval of plans or work, giving directions to Tenant or the like, under this Exhibit.

          e.  Substantial Completion.  For purposes of the Lease, "substantially
              ----------------------
complete" means full completion, except for minor or insubstantial details of construction, decoration or installation. Landlord shall give Tenant at least thirty (30) days prior written notice of the date the Premises will be substantially complete.

          f.  Payment.  Any invoice from Landlord not paid by Tenant within 30
              -------
days of receipt thereof will be subject to an interest charge at an annual rate equal to the average prime interest rate published in The Wall Street Journal
                                                      -----------------------
during the period of any such delay in payment. Said interest and invoice payments are to be treated by Landlord and Tenant as Rent due hereunder.

          g.  Permits; Compliance with Laws.  The Tenant's Plans shall be in a
              -----------------------------
form in which building permits can be readily obtained and shall comply with all applicable local, state and federal laws, ordinances, codes and regulations.
The architect shall certify to Landlord and Tenant that Tenant's Plans comply with the Americans with Disabilities Act and all other applicable local, state and federal laws, ordinances, codes and regulations. The Certification by the architect shall be in the form attached hereto as EXHIBIT E..
                                                  ----------

          h.  Additional Construction. Landlord shall, at its sole cost and
              -----------------------
expense, replace the Building entrance door and frames with structural glass doors.

          i.  Delivery of Premises.  Landlord shall make the Premises ready for
              --------------------
Tenant's move-in on the Saturday and Sunday prior to the Lease Commencement Date. There shall be no charge to Tenant for the advance occupancy or the Building personnel or engineer for Tenant's move-in.

         j.   Tenant's Contractor(s).  Tenant shall be permitted to include up
              ----------------------
to two (2) of its contractors to the bid list to compete for the construction of Tenant's space. Tenant shall be permitted to use its own contractor(s) for its telephone, security, cabling requirements within the Premises. Landlord and Tenant hereby agree to cause Tenant's LAN, telephone and/or security contractors and Landlord's contractor(s) to reasonably cooperate during the period of Tenant's fit-up.

          k.  Design and Construction Schedule.  In order to ensure timely
              --------------------------------
completion of construction and outfitting of the Premises, Landlord and Tenant shall mutually agree to a timetable whereby each party shall be obligated to meet certain dates in the design and construction process.

          l.  Early Possession for Tenant Fit-Up. Tenant shall be given access
              ----------------------------------
to the Premises thirty (30) days prior to the Lease Commencement Date for the purpose of installing special equipment, furniture, telephone equipment, computers, etc. During the last ten (10) days of this period, the Premises shall be substantially free of Landlord's contractors. Tenant's consultant shall have access to the Premises during construction to install cabling and wiring prior to the partitions being enclosed and for the purpose of inspecting the work in progress.

                                   EXHIBIT D

                            CLEANING SPECIFICATIONS
                            -----------------------


Cleaning services provided five (5) days per week unless otherwise specified.

Cleaning hours Monday through Friday between 6:00 p.m. and before 8:00 a.m. of the following day.

On the last day of the week the work will be done after 6:00 p.m., Friday, but before 8:00 a.m., Monday.

No cleaning on holidays.

Lavatories
----------

All lavatory floors to be swept and washed with disinfectant nightly.

Tile walls and dividing partitions to be washed and disinfected weekly.

Basins, bowls, urinals to be washed and disinfected daily.

Mirrors, shelves, plumbing work, bright work, and enamel surfaces cleaned nightly.

Waste receptacles will be emptied and cleaned and wash dispensaries to be filled with appropriate tissues, towels, soap nightly.

Main Lobby, Elevators, Building Exterior and Corridors
------------------------------------------------------

Wipe and wash all floors in Main Lobby nightly.

Wipe and/or vacuum elevator floors nightly.

Office Area
-----------

Furniture and fixtures within reach will be dusted and desk tops will be wiped clean. However, desks with loose papers on the top will not be cleaned.

Ash trays to be emptied and cleaned.

Window sills and baseboards to be dusted and washed when necessary.

Office wastepaper baskets will be emptied nightly.

Cartons or refuse in excess of that which can be placed in wastebaskets will not be removed. Tenants are required to place such unusual refuse in trash area.

Cleaner will not remove or clean tea or coffee cups or similar containers; also; if such liquids are spilled in wastebaskets, the wastebaskets will be emptied but not otherwise cleaned.

Hard floors will be swept daily and washed and waxed monthly.

Carpet will be vacuumed nightly.

Wipe clean all glass, brass and other bright work weekly.

Dust all pictures, charts, wall hangings monthly that are not reached in nightly cleaning.

                                   EXHIBIT E

                            ARCHITECT'S CERTIFICATE
                        CERTIFICATE OF FINAL COMPLETION
                            TENANT IMPROVEMENT WORK
                            -----------------------


     The undersigned, [ARCHITECTURAL FIRM] with a principal place of business at [ADDRESS], [CITY], [STATE], [ZIP] does hereby certify to Aetna Life Insurance Company ("Owner") and CMC DataComm Inc. ("Tenant") that the plans and specifiactions it has drawn and established for the Premises located at Suite__, 1861 Wiehle Avenue, Reston, Virgina, comply with all applicable federal, state and local laws, codes, ordinances and regulations including, without limitation, the Americans with Disabilities Act.

     The undersigned certifies that to the best of its knowledge and belief and on true basis of the information gathered during site visits and from the information furnished by the contractor, that construction of the improvements including with respect to the Premises have been completed in a good and workmanlike manner substantially in accordance with the plans and specifications approved by Owner and Tenant.

     This certificate may be relied on by Owner and Tenant. No other parties may rely on this certificate without the undersigned's written approval.

     Certification and other statements made herein and given to the best of the undersigned's knowledge, information and belief, based upon professional services provided in accordance with generally accepted standards of professional practice.


                                        _________________________________
                                        [ARCHITECT]

                                        By:______________________________

                                        Its:_____________________________

                                        Date:____________________________

                                   Exhibit F

                                LEASE GUARANTY
                                --------------


     WHEREAS, AETNA LIFE INSURANCE COMPANY, a Connecticut corporation, hereinafter referred to as "Landlord" and CMC DATACOMM INC., hereinafter referred to as "Tenant", have simultaneously executed or are about to execute a lease of space with respect to certain space at 1861 Wiehle Avenue, Reston, Virginia 22090, hereinafter called the "Lease" wherein Landlord will lease the premises to Tenant; and,

     WHEREAS, Canadian Marconi Company, hereinafter referred to as "Guarantor", has a financial interest in Tenant; and,

     WHEREAS, Landlord would not enter into the Lease if Guarantor did not execute and deliver to Landlord this Lease Guaranty,

     NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Landlord and as a material inducement to Landlord to execute said Lease, Guarantor hereby jointly, severally, unconditionally and irrevocably guarantees the prompt payment by Tenant of all rentals and all other sums payable by Tenant under said Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of said Lease to be kept and performed by Tenant as such are defined in the Lease.

     It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Landlord and Tenant, or by a course of conduct, and said Lease may be assigned by Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.

     The Guaranty shall not be released, modified or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of the Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity.

     Except as set forth below, no notice of default need be given to Guarantor, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Landlord may proceed forthwith and immediately against Tenant or against Guarantor following any breach or default by Tenant (and expiration of any applicable notice and cure period) or for the enforcement of any rights which Landlord may have as against Tenant pursuant to or under the terms of the within Lease or at law or in equity. Notwithstanding anything to the contrary, Landlord shall provide written notice to Guarantor of any default by Tenant under the Lease and Guarantors shall thereafter have, beyond Tenant's applicable cure period, five (5) days to cure monetary defaults and fifteen (15) days to cure nonmonetary defaults. In the event that Tenant shall fail to cure any default under the Lease which Guarantor subsequently cures (as provided above), Guarantor shall have the right to become Tenant's successor in interest (and Landlord agrees to recognize Guarantor as such) so long as Guarantor expressly assumes in writing all of Tenant's obligations and liabilities under the Lease.

     Except as set forth in the preceding paragraph, Landlord shall have the right to proceed against Guarantor hereunder following any breach or default by Tenant without first proceeding against Tenant and without previous notice to or demand upon either Tenant or Guarantor.

     Guarantor hereby waives (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Landlord to proceed against the Tenant or any other Guarantor or any other person or entity liable to Landlord, (e) any right to require Landlord to apply to any default any security deposit or other security it may hold under this Lease, (f) any right to require Landlord to proceed under any other remedy Landlord may have before proceeding against Guarantor, (g) any right of subrogation.

     The term "Landlord" whenever hereinabove used refers to and means the Landlord in the foregoing Lease specifically named and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Landlord's interest in or to the leased premises or the rents, issues and profits therefrom, or in, to or under said lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantor under this Guaranty, which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

     The term "Tenant" whenever hereinabove used refers to and means the Tenant in the foregoing Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

     The obligations of the Guarantor hereunder shall include payment to Landlord of all reasonable costs of any successful legal action by Landlord against Guarantor, including reasonable attorneys' fees.

     This Guaranty, all acts and transaction hereunder and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Virginia. As part of the consideration for Landlord's entering into the Lease which this Guaranty is a part, the Guarantor hereby agrees that all actions or proceedings arising directly or indirectly hereunder may, at the option of Landlord, be litigated in courts having situs within the State of Virginia, and the Guarantor hereby expressly consents to the jurisdiction of any such local, state or federal court, and consents that any service of process in such action or proceeding may be made by personal service upon the Guarantor wherever the Guarantor may then be located, or by certified or registered mail directed to such Guarantor at the address set forth in the Lease for the delivery of notices.

     IN WITNESS WHEREOF, the Guarantor has hereunto caused these presents to be executed under seal this ________ day of March, 1995.

                                             CANADIAN MARCONI CORPORATION



                                             By: ____________________________

                                             Title: _________________________

                                             [CORPORATE SEAL]

                                   EXHIBIT G

                          COMMENCEMENT DATE AGREEMENT
                          ---------------------------

     This Commencement Date Agreement (the "Agreement") is made and entered into this ___________ day of _______________________, 199___, by and between AETNA
LIFE INSURANCE COMPANY, a Connecticut corporation ("Landlord") and CMC DATACOMM, INC., a _____________________ corporation ("Tenant");

     WHEREAS, Landlord and Tenant entered into that certain Lease (the "Lease") dated _______________________, 199____, with respect to certain premises located at Suite _____, 1861 Wiehle Avenue, Reston, Virginia, as such demised premises are more particularly described in the Lease; and

     WHEREAS, by virtue of Paragraph 1.3 of the Lease, this Agreement is executed by Landlord and Tenant to confirm the Lease Commencement Date and the Lease Expiration Date, as those terms are defined in the Lease;

     NOW, THEREFORE, for and in consideration of the premises set forth above and the mutual covenants expressed in the Lease, it is hereby agreed by Landlord and Tenant as follows:

     1. Pursuant to the terms of Section 2 of the Lease, the Premises were substantially complete and the Base Rent and Additional Rent (as such terms are defined in the Lease) commenced on _________________ 1995 (the "Lease Commencement Date") and will expire on ______________________ 2000, (the "Lease Expiration Date").

     2. This Agreement shall not be deemed or construed to alter or amend the Lease in any manner.

     IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized officers or partners to execute this Agreement the day and year first above written.

TENANT:                                   LANDLORD:
------                                    --------

CMC DATACOMM, INC., a _____________       AETNA LIFE INSURANCE COMPANY, a
corporation                               Connecticut corporation


By: _______________________________       By: __________________________________

Title: ____________________________       Title: _______________________________

1861 WIEHLE AVENUE, RESTON, VIRGINIA


                           FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE ("this First Amendment") dated as of July _____, 1996, by and between ROYCO, INC., a Maryland corporation ("Landlord"), and CMC DATACOMM, INC., a _________________ corporation ("Tenant").


                             EXPLANATORY STATEMENT

     A. Tenant and Landlord, as successor in interest to Aetna Life Insurance Company, entered into a Lease dated March _____, 1995 for the Premises located in the Building.

     B. Landlord and Tenant desire to amend the Lease on the terms and conditions set forth below.

     NOW, THEREFORE, WITNESSETH, that for and in consideration of the foregoing Explanatory Statement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1.   Defined Terms.  Initially capitalized terms used in this First
          -------------
Amendment shall have the meaning ascribed to them in the Lease.

     2.   Amendment to Section 39.  Section 39 of the Lease is hereby amended
          -----------------------
by adding the following at the end thereof:

          The term "Rooftop Equipment" shall include the roof-mounted heating, air conditioning, and ventilation systems serving the Premises (the "HVAC Rooftop Equipment"). Notwithstanding any contrary provision contained in this Lease, at the expiration or earlier termination of this Lease, Tenant shall not remove the HVAC Rooftop Equipment unless directed to do so by Landlord. If Landlord so directs Tenant to do so, Tenant shall be responsible for repairing any damage caused to the roof or the Building in connection such removal of the HVAC Rooftop Equipment.

     3.   No Other Amendments.  In all other respects, the Lease shall remain in
          -------------------
full force and effect and binding on the parties thereto and their successors and assigns, except as amended herein.

     4.   Confirmation of Subordination.  Tenant confirms that the Lease and the
          -----------------------------
tenancy created thereunder shall be subject and subordinate to all mortgages, deeds of trust, or other security interests hereinbefore or hereafter made against the Premises or the Building, or both.

     5.  Representations.  All of the parties hereto hereby represent that they
         ---------------
have the corporate or partnership power to execute this First Amendment and that the execution and delivery of this First Amendment (a) has been authorized by proper corporate action, (b) has been executed by a duly authorized officer of such parties, and (c) constitutes the valid and binding obligation of the parties hereto.

     IN WITNESS WHEREOF, the duly authorized representatives of the parties hereto have executed this First Addendum, with the intention that this First Amendment constitute a sealed instrument, as of the date first above written.

WITNESS:                                LANDLORD: ROYCO, INC.

                                            /s/ Joseph J. Kelly
__________________________________      By: ____________________________(SEAL)
                                            Joseph J. Kelly
                                            Vice President

                                        TENANT: CMC DATACOMM, INC.

                                            /s/ Marcia McKenzie
__________________________________      By: ____________________________(SEAL)
                                            Name: Marcia McKenzie
                                            Title: ___________________________

                                    JOINDER

     To induce Landlord to enter in this First Amendment with Tenant, the undersigned Guarantor hereby joins in the execution of this First Amendment for the purpose of evidencing its consent to the terms and conditions thereof, and to reaffirm the continuing nature and the full force and effect of its guaranty obligations under the Lease.


WITNESS:                                CANADIAN MARCONI CORPORATION


__________________________________      By: ____________________________(SEAL)
                                            Name: ____________________________
                                            Title: ___________________________